                                                                   EXHIBIT 10.21

RECORDING REQUESTED
BY AND WHEN RECORDED
MAIL TO:

Jack Edelbrock, Esq.
c/o Mayer, Brown & Platt
190 S. LaSalle Street
Chicago, Illinois 60603

                SECOND MORTGAGE, ASSIGNMENT OF LEASES AND RENTS
                SECURITY AGREEMENT AND FIXTURE FILING STATEMENT

                                       by

                                  [BORROWER],
                                  as Borrower

                               for the benefit of

                   TEACHERS INSURANCE AND ANNUITY ASSOCIATION
                                  OF AMERICA,
                                   as Lender

                               Property Known As

                                   [PROPERTY]

                               TIAA Appl. #VR-34
                           M - [TIAA MORTGAGE NUMBER]

                                TABLE OF CONTENTS

RECITALS:........................................................................................................       1
ARTICLE I  DEFINITIONS AND RULES OF CONSTRUCTION.................................................................       2
         Section 1.1           Definitions.......................................................................       2
         Section 1.2           Rules of Construction.............................................................       2
ARTICLE II  GRANTING CLAUSES.....................................................................................       2
         Section 2.1           Encumbered Property...............................................................       2
         Section 2.2           Security Agreement................................................................       4
         Section 2.3           Conditions to Grant...............................................................       5
         Section 2.4.          Subordinate Mortgage..............................................................       5
ARTICLE III  OBLIGATIONS SECURED.................................................................................       5
         Section 3.1           The Obligations...................................................................       5
ARTICLE IV  TITLE AND AUTHORITY..................................................................................       6
         Section 4.1           Title to the Property.............................................................       6
         Section 4.2           Authority.........................................................................       6
         Section 4.3           No Foreign Person.................................................................       7
         Section 4.4           Litigation........................................................................       7
         Section 4.5           IRPTA.............................................................................       7
ARTICLE V  PROPERTY STATUS, MAINTENANCE AND LEASES...............................................................       7
         Section 5.1           Status of the Property............................................................       7
         Section 5.2           Maintenance of the Property.......................................................       8
         Section 5.3           Change in Use.....................................................................       8
         Section 5.4           Waste.............................................................................       9
         Section 5.5           Inspection of the Property........................................................       9
         Section 5.6           Leases and Rents..................................................................       9
         Section 5.7           Parking...........................................................................       9
         Section 5.8           Separate Tax Lot..................................................................       9
         Section 5.9           Changes in Zoning or Restrictive Covenants........................................      10
         Section 5.10          Lender's Right to Appear..........................................................      10
ARTICLE VI  IMPOSITIONS AND ACCUMULATIONS........................................................................      10
         Section 6.1.          Impositions.......................................................................      10
         Section 6.2.          Accumulations.....................................................................      11
         Section 6.3.          Changes in Tax Laws...............................................................      12
ARTICLE VII  INSURANCE, CASUALTY, CONDEMNATION AND RESTORATION...................................................      12
         Section 7.1.          Insurance Coverages...............................................................      12
         Section 7.2.          Casualty and Condemnation.........................................................      14
         Section 7.3.          Application of Proceeds...........................................................      14
         Section 7.4.          Conditions to Availability of Proceeds for Restoration............................      15
         Section 7.5.          Restoration.......................................................................      16
ARTICLE VIII  COMPLIANCE WITH LAW AND AGREEMENTS.................................................................      17
         Section 8.1.          Compliance with Law...............................................................      17
         Section 8.2.          Compliance with Agreements........................................................      18
         Section 8.3.          ERISA Compliance..................................................................      18
         Section 8.4.          Section 6045(e) Filing............................................................      18

         Section 8.5.          Brokerage Fees....................................................................      19
ARTICLE IX  ENVIRONMENTAL........................................................................................      19
         Section 9.1           Environmental Representations and Warranties......................................      19
         Section 9.2           Environmental Covenants...........................................................      20
ARTICLE X  FINANCIAL REPORTING...................................................................................      21
         Section 10.1          Financial Reporting...............................................................      21
         Section 10.2          Annual Budget.....................................................................      22
         Section 10.3.         Accountant's Letter...............................................................      22
ARTICLE XI  EXPENSES AND DUTY TO DEFEND..........................................................................      23
         Section 11.1          Payment of Expenses...............................................................      23
         Section 11.2          Duty to Defend....................................................................      23
ARTICLE XII  TRANSFERS, LIENS AND ENCUMBRANCES...................................................................      23
         Section 12.1          Prohibitions on Transfers, Liens and Encumbrances.................................      23
         Section 12.2          Permitted Transfers...............................................................      24
         Section 12.3          Right to Contest Liens............................................................      29
ARTICLE XIII  ADDITIONAL REPRESENTATIONS. WARRANTIES AND COVENANTS...............................................      29
         Section 13.1          Further Assurances................................................................      29
         Section 13.2          Estoppel Certificates.............................................................      30
         Section 13.3          Credit Enhancements...............................................................      30
ARTICLE XIV  DEFAULTS AND REMEDIES...............................................................................      31
         Section 14.1          Events of Default.................................................................      31
         Section 14.2          Remedies..........................................................................      33
         Section 14.3          General Provisions Pertaining to Remedies.........................................      34
         Section 14.4          [Intentionally Omitted]...........................................................      34
         Section 14.5          General Provisions Pertaining to Mortgagee-in-Possession or Receiver..............      34
         Section 14.6          General Provisions Pertaining to Foreclosures and the Power of Sale...............      36
         Section 14.7          Annlication of Proceeds...........................................................      36
         Section 14.8          Power of Attorney.................................................................      36
         Section 14.9          Tenant at Sufferance..............................................................      37
         Section 14.10         Illinois Mortgage Foreclosure Act.................................................      37
ARTICLE XV  LIMITATION OF LIABILITY..............................................................................      37
         Section 15.1          Limitation of Liability...........................................................      37
ARTICLE XVI  WAIVERS.............................................................................................      39
         SECTION 16.1          WAIVER OF STATUTE OF LIMITATIONS..................................................      39
         SECTION 16.2          WAIVER OF NOTICE..................................................................      39
         SECTION 16.3          WAIVER OF MARSHALLING AND OTHER MATTERS...........................................      40
         SECTION 16.4          WAIVER OF TRIAL BY JURY...........................................................      40
         SECTION 16.5          WAIVER OF COUNTERCLAIM............................................................      40
         SECTION 16.6          WAIVER OF JUDICIAL NOTICE AND HEARING.............................................      40
         SECTION 16.7          WAIVER OF SUBROGATION.............................................................      40
         SECTION 16.8          GENERAL WAIVER....................................................................      40
         SECTION 16.9          WAIVER OF DAMAGES.................................................................      41

         SECTION 16.10         ILLINOIS STATUTORY WAIVERS........................................................      41
ARTICLE XVII  NOTICES............................................................................................      42
         Section 17.1          Notices...........................................................................      42
         Section 17.2          Change in Borrower's Name or Place of Business....................................      43
ARTICLE XVIII  MISCELLANEOUS.....................................................................................      43
         Section 18.1          Applicable Law....................................................................      43
         Section 18.2          Usury Limitations.................................................................      43
         Section 18.3          Lender's Discretion...............................................................      43
         Section 18.4          Unenforceable Provisions..........................................................      44
         Section 18.5          Survival of Borrower's Obligations................................................      44
         Section 18.6          Relationship Between Borrower and Lender; No Third Party Beneficiaries............      44
         Section 18.7          Partial Releases; Extensions; Waivers.............................................      44
         Section 18.8          Service of Process................................................................      45
         Section 18.9          Entire Agreement..................................................................      45
         Section 18.10         No Oral Amendment.................................................................      45
         Section 18.11         Severability......................................................................      45
         Section 18.12         Covenants Run with the Land.......................................................      45
         Section 18.13         Time of the Essence...............................................................      45
         Section 18.14         [Intentionally Omitted]...........................................................      45
         Section 18.15         Joint and Several Liability.......................................................      46
         Section 18.16         Successors and Assigns............................................................      46
         Section 18.17         Duplicates and Counterparts.......................................................      46
ARTICLE XIX  ADDITIONAL PROVISIONS PERTAINING TO STATE LAWS......................................................      46
         Section 19.1          Future Advances...................................................................      46
EXHIBIT H  GUARANTY..............................................................................................      56

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                SECOND MORTGAGE, ASSIGNMENT OF LEASES AND RENTS,
                     SECURITY AGREEMENT AND FIXTURE FILING

                  THIS SECOND MORTGAGE, ASSIGNMENT OF LEASES AND RENTS AND SECURITY AGREEMENT (this "MORTGAGE") made this [DATE], by [BORROWER] ("BORROWER"), a Delaware limited liability company, having its principal place of business as provided in Article 17 of this instrument, for the benefit of TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA ("LENDER"), a New York corporation, having an address at 730 Third Avenue, New York, New York 10017.

                                    RECITALS:

                  A        Lender agreed to make and Borrower together with
certain Affiliates of Borrower as listed on EXHIBIT A hereto (each such Affiliate, other than Borrower, is referred to herein as a "CO-BORROWER" and collectively, as the "CO-BORROWERS") have agreed to accept a loan (the "LOAN") in the maximum principal amount of $[MAXIMUM PRINCIPAL AMOUNT].

                  B        The aggregate amount of the Loan is evidenced by
___________ separate promissory notes, each executed by the Borrower or a Co-Borrower as provided on EXHIBIT A, each dated the date of this Mortgage. The principal amount of all such promissory notes executed by the Borrower is [PRINCIPAL AMOUNT OF PROMISSORY NOTES] (that amount or so much as is outstanding from time to time is referred to as the "PRINCIPAL", and all such promissory notes executed by the Borrower are referred to herein collectively as the "NOTE(S)"). The Note(s) evidence(s) a promise to pay the Principal with interest thereon to the order of Lender as set forth in the Note(s) and with the balance, if any, of the Debt being due and payable on July 1, 2011 (the "MATURITY DATE").

                  C        To evidence the remaining portion of the Loan, each
Co-Borrower executed and delivered to Lender a promissory note (each an "OTHER NOTE", collectively, the "OTHER NOTES"), in the respective principal amounts set forth in Exhibit A promising to pay such principal amounts with interest thereon to the order of Lender as set forth in the Other Notes and with the balance, if any, of the Debt being due and payable on the Maturity Date.

                  D        To further secure the payment and performance by each
of the Co-Borrowers of their respective obligations (i) under the Other Notes and (ii) with respect to the Loan Documents to which each Co-Borrower is a party, the Borrower has executed and delivered to Lender a certain Guaranty of even date herewith (as such document may from time to time be amended, modified or restated from time to time, the "GUARANTY"). A copy of the Guaranty is attached to the Mortgage as EXHIBIT H.

                  E        To secure the obligations of the Borrower under and
with respect to the Guaranty and the performance of all of the Liabilities (as that term is defined in the Guaranty),, this Mortgage encumbers, among other things, Borrower's fee interest in the real property located in the [PROPERTY], more particularly described in EXHIBIT B (the "LAND").

                                    ARTICLE I

                      DEFINITIONS AND RULES OF CONSTRUCTION

         Section 1.1 Definitions. Capitalized terms used in this Mortgage are defined in EXHIBIT C or in the text with a cross-reference in EXHIBIT C.

         Section 1.2 Rules of Construction. This Mortgage will be interpreted in accordance with the rules of construction set forth in EXHIBIT D.

                                   ARTICLE II

                                GRANTING CLAUSES

         Section 2.1 Encumbered Property. Borrower irrevocably grants, mortgages, warrants, conveys, assigns and pledges to Lender, and grants to Lender a security interest in, the following property, rights, interests and estates to the extent now or in the future owned or held by Borrower (the "PROPERTY") for the uses and purposes set forth in this Mortgage forever hereby releasing and waiving all rights under and by virtue of the homestead exemption laws of the State of Illinois:

         (i)      the Land;

         (ii) all buildings and improvements located on the Land (the "IMPROVEMENTS");

         (iii) all easements; rights of way or use, including any rights of ingress and egress; streets, roads, ways, sidewalks, alleys and passages; strips and gores; sewer rights; water, water rights, water courses, riparian rights and drainage rights; air rights and development rights; oil and mineral rights; and tenements, hereditaments and appurtenances, operating agreements, reciprocal easement agreements in each instance adjoining or otherwise appurtenant to or benefiting the Land or the Improvements;

         (iv) all materials intended for construction, re-construction, alteration or repair of the Improvements. such materials to be deemed included in the Land and the Improvements immediately on delivery to the Land; all fixtures and personal property that are attached to, contained in or used in connection with the Land or the Improvements (excluding personal property owned or leased by tenants or other occupants of the Land or the Improvements), including: furniture; furnishings;

         machinery; motors; elevators; fittings; microwave ovens; refrigerators; office systems and equipment; plumbing, heating, ventilating and air conditioning systems and equipment; maintenance and landscaping equipment; lighting, cooking, laundry, dry cleaning, refrigerating, incinerating and sprinkler systems and equipment; telecommunications systems and equipment; computer or word processing systems and equipment; and security systems and equipment; and equipment leases for any of the property described in this subsection (the "FIXTURES AND PERSONAL PROPERTY");

         (v) all agreements, ground leases, grants of easements or rights-of-way, permits, declarations of covenants, conditions and restrictions, disposition and development agreements, the purchase and sale agreement by which Borrower acquired the Property (specifically including any indemnity obligations in favor of Borrower contained in any such agreement), planned unit development agreements, cooperative, condominium or similar ownership or conversion plans, management, leasing, brokerage or parking agreements or other material documents affecting Borrower or the Land, the Improvements or the Fixtures and Personal Property, including, without limitation, the documents described on EXHIBIT E but expressly excluding the Leases (the "PROPERTY DOCUMENTS");

         (vi) all intangible personal property relating to the Land, the Improvements or the Fixtures and Personal Property, including choses in action and causes of action (except those personal to Borrower and except those owned and or leased by Tenant or any other occupant of the Land or Improvements), corporate and other business records, inventions, designs, promotional materials, blueprints, plans, specifications, patents, patent applications, trademarks, trade names, trade secrets, goodwill, copyrights, registrations, licenses, franchises, claims for refunds or rebates of taxes, insurance surpluses, refunds or rebates of taxes and any letter of credit, guarantee, claim, security interest or other security held by or granted to Borrower to secure payment by an account debtor of any of the accounts of Borrower arising out of the ownership, use or operation of the Land, the Improvements or the Fixtures and Personal Property, and documents covering all of the foregoing; all accounts, accounts receivable, documents, instruments, money, deposit accounts, funds deposited in accounts of Borrower established with a bank, savings and loan association, trust company or other financial institution in connection with the ownership, use or operation of the Land, the Improvements or the Fixtures and Personal Property, including any reserve accounts or escrow accounts, and all investments of the funds and all other general intangibles;

         (vii) all awards and other compensation paid after the date of this Mortgage for any Condemnation (the "CONDEMNATION Awards");

         (viii) all proceeds of and all unearned premiums on the Policies (the "INSURANCE PROCEEDS");

         (ix) all licenses, certificates of occupancy, contracts, management agreements, operating agreements, operating covenants, franchise agreements, permits and variances relating to the Land, the Improvements or the Fixtures and Personal Property;

         (x) all books, records and other information, wherever located, which are in Borrower's possession, custody or control or to which Borrower is entitled at law or in equity and which are related to Borrower's business at the Property, including all computer or other equipment used to record, store, manage, manipulate or access the information (the "BOOKS AND Records");

         (xi) all deposits held from time to time by the Accumulations Depositary to provide reserves for Taxes and Assessments together with interest thereon, if any (the "ACCUMULATIONS"); and

         (xii) all after-acquired title to or remainder or reversion in any of the property described in this Section; all additions, accessions and extensions to, improvements of and substitutions or replacements for any of such property; all products and all cash and non-cash proceeds, immediate or remote, of any sale or other disposition of any of such property, excluding sales or other dispositions of inventory in the ordinary course of the business of operating the Land and the Improvements; and all additional lands, estates, interests, rights or other property acquired by Borrower after the date of this Mortgage for use in connection with the Land or the Improvement, all without the need for any additional mortgage, assignment, pledge or conveyance to Lender but Borrower will execute and deliver to Lender, upon Lender's request, any documents reasonably requested by Lender to further evidence the foregoing.

         Notwithstanding the foregoing, the Lender recognizes that the personal property necessary to operate the building as a health and fitness center, including but not limited to all fitness equipment, computer and telecommunications equipment and other related equipment, is not the property of Borrower, but rather Borrower's tenant, and accordingly, Lender shall have no security interest in such personal property.

         Section 2.2 Security Agreement.

         (a) The Property includes both real and personal property and this Mortgage is a real property mortgage and also a "security agreement" and a "financing statement" within the meaning of the Uniform Commercial Code with respect to any portion of the Property which now are or hereafter may become fixtures. By executing and delivering this Mortgage, Borrower grants to Lender, as security for the Obligations, a security interest in the Property to the full extent that any of the Property may be subject to the Uniform Commercial Code.

         (b) This Mortgage constitutes a fixture financing statement under the Laws of the state in which the Property is located and for that purpose, the following information is set forth:

         (i)      Name and address of Debtor:

                  as set forth in the Preamble to this document

         (ii)     Name and address of Secured Party:

                  as set forth in the Preamble to this document

         (iii) Description of the types (or items) of property covered by this Financing Statement:

                  all of the property described in section ii-xiii of the Section entitled "ENCUMBERED PROPERTY" described or referred to herein and included as part of the Premises.

         (iv) Description of real estate to which collateral is attached or upon which it is located:

                  Described in EXHIBIT B.

         (v)      The tax payer identification number of the Debtor is:
                  [TAXPAYER ID].

         Lender may file this Mortgage, or a reproduction thereof, in the real estate records or other appropriate index, as a financing statement for any of the items specified above as part of the Property. Any reproduction of this Mortgage or of any other security agreement or financing statement is sufficient as a financing statement.

         Section 2.3 Conditions to Grant. This Mortgage is made on the express condition that if Borrower and the Co-Borrowers pay and perform their respective Obligations in full in accordance with the Loan Documents executed by each of them then, unless expressly provided otherwise in the Loan Documents, the Lender will properly release and mark as satisfied the Loan Documents at Borrower's and the Co-Borrowers' expense.

         Section 2.4 Subordinate Mortgage. This Mortgage is subject to and subordinate to that certain Mortgage, Assignment of Leases and Rents and Security Agreement (the "SENIOR MORTGAGE") and to that certain Assignment of Leases and Rents (the "SENIOR ASSIGNMENT") each of even date herewith from Borrower to Lender, which Senior Mortgage and Senior Assignment have been recorded immediately prior to this Mortgage.

                                   ARTICLE III

                               OBLIGATIONS SECURED

         Section 3.1 The Obligations. This Mortgage secures the payment and performance by the Borrower of all Liabilities under the Guaranty, including, without limitation, the respective obligations of each of the Co-Borrowers to pay Principal, Interest, the Late Charges, the Prepayment Premiums under each of the Other Notes, all other amounts payable by the Co-Borrowers under the Loan Documents, the Expenses and any additional advances made by Lender in connection with the Property (the "DEBT") and also secures both the timely payment of the Debt as and when required and the timely performance of all other obligations and covenants to be performed under those Loan Documents to which such Co-Borrowers are party and securing the Other Note(s) (the "OBLIGATIONS"), PROVIDED that the foregoing does not limit, qualify or affect in any way the present, absolute nature of the Assignment. The total amount of the Debt advanced hereunder may vary from time to time, but the total amount secured hereby at any time shall not exceed $159,238,000.

                                   ARTICLE IV

                               TITLE AND AUTHORITY

         Section 4.1 Title to the Property.

         (a) Borrower represents and warrants that it has, and covenants that at all times prior to the release of this Mortgage will continue to have, good and marketable title in fee simple absolute to the Land and the Improvements and good and marketable title to the Fixtures and Personal Property, all free and clear of liens, encumbrances and charges except the Permitted Exceptions. To Borrower's knowledge, there are no facts or circumstances that might give rise to a lien, encumbrance or charge on the Property.

         (b) Borrower represents and warrants that it owns, and covenants that subject to the right of the Borrower to effect Permitted Transfers as set forth in Article XII at all times prior to the release of this Mortgage will continue to own, all of the other Property free and clear of all liens, encumbrances and charges except the Permitted Exceptions.

         (c) Borrower represents and warrants that this Mortgage is, and covenants that at all times prior to the release of this Mortgage this Mortgage will remain, a valid and enforceable second lien on and security interest in the Property, subject only to the Permitted Exceptions.

         Section 4.2 Authority.

         Borrower represents and warrants as of the date hereof and covenants that at all times prior to the satisfaction or release of this Mortgage:

         (a) Borrower is and will continue to be (i) duly organized, validly existing and in good standing under the Laws of the state or commonwealth in which it was organized and (ii) duly qualified to conduct business, in good standing, in the state or commonwealth where the Property is located;

         (b) Borrower has and will continue to have all approvals required by Law or otherwise and full right, power and authority to (i) own and operate the Property and carry on Borrower's business as now conducted or as proposed to be conducted; (ii) execute and deliver the Guaranty and the other Loan Documents to which it is a party; (iii) grant, mortgage, warrant the title to, convey, assign and pledge the Property to Lender pursuant to the provisions of this Mortgage; and (iv) pay the Liabilities and perform the Obligations;

         (c) The execution and delivery of the Guaranty and the other Loan Documents to which Borrower is a party and the payment of the Liabilities and performance of the Obligations do not and will not conflict with or result in a default under any Laws or any Leases or Property Documents and do not and will not conflict with or result in a default under any agreement binding upon Borrower or any Affiliate of Borrower; and

         (d) The Loan Documents to which Borrower or any Affiliate of Borrower is a party constitute and will continue to constitute legal, valid and binding obligations of such Borrower or Affiliate of Borrower, enforceable in accordance with their respective terms.

         Section 4.3 No Foreign Person. Borrower is not a "foreign person" within the meaning of Section 1445(f)(3) of the Code.

         Section 4.4 Litigation. There are no Proceedings or, to Borrower's knowledge, investigations against or affecting Borrower or the Property and, to Borrower's knowledge, there are no facts or circumstances that might give rise to a Proceeding or an investigation against or affecting Borrower or the Property.

         Section 4.5 IRPTA. The provisions of the Illinois Responsible Property Transfer Act of 1988, 765 ILCS 90/1 et seq., do not apply to the Property and no filing with respect to such act is required.

                                    ARTICLE V

                     PROPERTY STATUS, MAINTENANCE AND LEASES

         Section 5.1 Status of the Property.

         Borrower represents and warrants as of the date hereof and covenants that at all times prior to the satisfaction or release of this Mortgage:

         (a) Borrower has obtained and will maintain or cause to be maintained in full force and effect all certificates, licenses, permits and approvals that are issued or required by Law or by any other entity having jurisdiction over the Property or over Borrower or that are necessary for the Permitted Use, for occupancy and operation of the Property, for the granting of this Mortgage or for the conduct of the Permitted Use on the Property. Without limiting the foregoing, Borrower will cause all employees of Borrower or Sponsor, or third party service providers who use the Property as a means of delivering the services (by way of example but not of limitation, such providers include personal trainers and massage therapists) (i) to be appropriately licensed or certified as required by Law and (ii) to carry or be covered by customary and reasonable amounts of insurance.

         (b) The Property is and will continue to be serviced by all utilities required for the Permitted Use of the Property;

         (c) All roads and streets necessary for service of and access to the Property for the current or contemplated use of the Property have been completed and are and will continue to be serviceable, physically open and available for use by the public to access the Property;

         (d) The Property is free from damage caused by a Casualty; and

         (e) All costs and expenses of labor, materials, supplies and equipment used in the construction of the Improvements have been paid in full or that provision for payment of such items will be made in the normal course of Borrower's business.

         Section 5.2 Maintenance of the Property. Subject to Article VII, Borrower will maintain or cause to be maintained, the Property in thorough repair and good and safe condition, suitable for the Permitted Use, including, to the extent necessary, replacing the Fixtures and Personal Property with property at least equal in quality and condition to that being replaced. Borrower will not erect any new buildings, building additions or other structures on the Land or otherwise materially alter the Improvements without Lender's prior consent which may be withheld in Lender's sole discretion.

         Section 5.3 Change in Use. Borrower will use and permit the use of the Property for the Permitted Use and for no other purpose. Without limiting the foregoing, Borrower may, in connection with the Permitted Use, permit the sublease of not more than 10,000 square feet of the Improvements for cafes, salons, local hospitals providing rehabilitative physical therapy, or other uses compatible with the Permitted Use as reasonably approved by Lender. Borrower will provide Lender with prior written notice of any reduction of monthly membership dues at rates lower than those in effect on the date hereof.

         Any property management agreement with a property manager for or relating to all or any part of the Property, whether now in effect or entered into hereafter by the Borrower or any agent of the Borrower, shall contain either a waiver or a subordination provision whereby the property manager forever and unconditionally waives or subordinates to the lien of this Mortgage and the Loan Documents any and all mechanics' lien rights and claims that it or anyone claiming through or under it may have at any time pursuant to any statute or law (including, without limitation, Illinois Compiled Statutes, Chapter 770,
Section 60/1). Such property management agreement or a short form thereof including such waiver or subordination shall, at the Lender's request, be recorded with the Office of the Recorder of Deeds for the county in which the Premises are located.

         Section 5.4 Waste. Borrower will not commit or permit any waste, impairment or deterioration of the Property or any material alteration, demolition or removal of any of the Property without Lender's prior consent which may be withheld in Lender's sole discretion.

         Section 5.5 Inspection of the Property. Lender has the right to enter and inspect the Property on reasonable prior notice, except in the case of an emergency, when no prior notice is necessary. Lender has the right to engage an independent expert to review and report on Borrower's compliance with Borrower's obligations under this Mortgage to maintain the Property, comply with Law and refrain from waste, impairment or deterioration of the Property and the alteration, demolition or removal of any of the Property except as may be permitted by the provisions of this Mortgage. If the independent expert's report discloses material failure to comply with such obligations or if Lender engages the independent expert after the occurrence of an Event of Default, then the independent expert's review and report will be at Borrower's expense, payable on demand.

         Section 5.6 Leases and Rents.

         (a) Borrower assigns the Leases and the Rents to Lender absolutely and not merely as additional collateral or security for the payment and performance of the Obligations, but subject to a license back to Borrower of the right to collect the Rents unless and until an Event of Default occurs at which time the license will terminate automatically, all as more particularly set forth in the Assignment, the provisions of which are incorporated in this Mortgage by reference.

         (b) Borrower appoints Lender as Borrower's attorney-in-fact to execute unilaterally and to record, at Lender's election, a document subordinating this Mortgage to the Leases, provided that the subordination will not affect (i) the priority of Lender's entitlement to Insurance Proceeds or Condemnation Awards or (ii) the priority of this Mortgage over intervening liens or liens arising under or with respect to the Leases.

         Section 5.7 Parking. Borrower will provide, maintain, police and light (or cause to be provided, maintained, policed or lit) parking areas within the Property, including any sidewalks, aisles, streets, driveways, sidewalk cuts and rights-of-way to and from the adjacent public streets, in a manner consistent with the Permitted Use and sufficient to accommodate the greatest of: (i) the number of parking spaces required by Law; (ii) the number of parking spaces required by the Leases and the Property Documents; or (iii) the number of parking spaces set forth on Schedule 5.7. The parking areas will be reserved and used exclusively for ingress, egress and parking for Borrower and the tenants under the Leases and their respective employees, customers and invitees and in accordance with the Leases and the Property Documents.

         Section 5.8 Separate Tax Lot. The Property is and will remain assessed for real estate tax purposes as one or more wholly independent tax lots, separate from any property that is not part of the Property.

         Section 5.9 Changes in Zoning or Restrictive Covenants. Borrower will not (i) initiate, join in or consent to any change in any Laws pertaining to zoning, any restrictive covenant or other restriction which would modify the permitted uses for the Property; (ii) permit the Property to be used to fulfil any requirements of Law for the construction or maintenance of improvements on property that is not part of the Property; (iii) permit the Property to be used for any purpose not included in the Permitted Use; or (iv) impair the integrity of the Property as a single, legally subdivided zoning lot separate from all other property.

         Section 5.10 Lender's Right to Appear. Lender has the right to appear in and defend any Proceeding brought regarding the Property and to bring any Proceeding, in the name and on behalf of Borrower or in Lender's name, which Lender, in its reasonable discretion, determines should be brought to protect Lender's interest in the Property.

                                   ARTICLE VI

                          IMPOSITIONS AND ACCUMULATIONS

         Section 6.1 Impositions. Subject to Section 6.2:

         (a) Borrower will pay each Imposition at least 15 days before the date (the "IMPOSITION PENALTY DATE") that is the earlier of (i) the date on which the Imposition becomes delinquent and (ii) the date on which any penalty, interest or charge for non-payment of the Imposition accrues.

         (b) At least 10 days before each Imposition Penalty Date, Borrower will deliver to Lender a receipted bill or other evidence of payment.

         (c) Borrower, at its own expense, may contest any Taxes or Assessments, provided that the following conditions are met:

         (i) not less than 30 days prior to the Imposition Penalty Date, Borrower delivers to Lender notice of the proposed contest;

         (ii) the contest is by a Proceeding promptly initiated and conducted diligently and in good faith;

         (iii)    there is no Event of Default;

         (iv) the Proceeding suspends the collection of the contested Taxes or Assessments;

         (v) the Proceeding is permitted under and is conducted in accordance with the Leases and the Property Documents;

         (vi) the Proceeding precludes imposition of criminal or civil penalties and sale or forfeiture of the Property and Lender will not be subject to any civil suit;

         (vii) Borrower deposits with the Accumulations Depositary reserves or furnishes a bond or other security satisfactory to Lender, in either case in an amount sufficient to pay the contested Taxes or Assessments, together with all interest and penalties or Borrower pays all of the contested Taxes or Assessments under protest.

         (d) Installment Payments. If any Assessment is payable in installments, Borrower may pay the Assessment in installments over the longest period over which such payments may be made without accrual of penalty or risk of forfeiture.

         Section 6.2 Accumulations.

         (a) Borrower made an initial deposit with either Lender or a mortgage servicer or financial institution designated or approved by Lender from time to time to receive, hold and disburse the Accumulations in accordance with this Section. (the "ACCUMULATIONS DEPOSITARY"). On the first day of each calendar month during the Term Borrower will deposit with the Accumulations Depositary an amount equal to one-twelfth (1/12) of the annual Taxes and Assessments as determined pursuant to Section 3 of the Real Estate Tax Escrow and Security Agreement executed by Borrower, Lender and Heitman Financial Services, Ltd. (the "TAX AGREEMENT") relating to the Property. At least 45 days before each Imposition Penalty Date, Borrower will deliver to the Accumulations Depositary any bills and other documents that are necessary to pay the Taxes and Assessments.

         (b) Subject to the provisions contained below in this Section 6.2(b), Lender will direct the Accumulations Depository to apply the Accumulations to the payment of Taxes and Assessments. Lender will cause any excess Accumulations after payment of Taxes and Assessments to be returned to Borrower or credited against future payments of the Accumulations, at Lender's election or as required by Law. If the Accumulations are not sufficient to pay Taxes and Assessments, Borrower will pay the deficiency to the Accumulations Depositary within 5 days of demand. At any time after an Event of Default occurs, Lender may apply the Accumulations as a credit against any portion of the Debt selected by Lender in its sole discretion, and such application shall not relieve Borrower to pay Impositions in a timely manner.

         (c) The Accumulations Depositary will hold the Accumulations as additional security for the Obligations until applied in accordance with the provisions of this Mortgage. If Lender is not the Accumulations Depositary, the Accumulations Depositary will deliver the Accumulations to Lender upon Lender's demand at any time after an Event of Default.

         (d) If the Property is sold or conveyed other than by foreclosure or transfer in lieu of foreclosure, all right, title and interest of Borrower to the Accumulations will automatically, and without necessity of further assignment, be held for the account of the new owner, subject to the provisions of this Section and Borrower will have no further interest in the Accumulations.

         (e) The Accumulations Depositary has deposited the initial deposit and will deposit the monthly deposits into a separate interest bearing account in the name of Lender as secured party, all in accordance with the Tax Agreement. Interest shall accrue and be credited upon such deposits in accordance with the provisions of the Tax Agreement.

         (f) Lender shall direct the Accumulations Depositary to pay, any Taxes or Assessments unless Borrower is contesting the Taxes or Assessments in accordance with the provisions of this Mortgage, in which event any payment of the contested Taxes or Assessments will be made under protest in the manner prescribed by Law or, at Lender's election, will be withheld.

         (g) If Lender assigns this Mortgage, Lender will pay, or cause the Accumulations Depositary to pay, the unapplied balance of the Accumulations to or at the direction of the assignee. Simultaneously with the payment, Lender and the Accumulations Depositary will be released from all future liability with respect to Accumulations and Borrower will look solely to the assignee with respect to future Accumulations, provided that Lender and Accumulations Depositary shall also be released from liability with respect to all Accumulations to the extent that Lender's assignee assumes in writing the obligations of Lender and the Accumulations Depositary with respect thereto. When the Obligations have been fully satisfied, any unapplied balance of the Accumulations will be returned to Borrower.

         Section 6.3 Changes in Tax Laws. If a Law requires the deduction of the Debt from the value of the Property for the purpose of taxation or imposes a tax, either directly or indirectly, on the Debt, any Loan Document executed by the Borrower or Lender's interest in the Property, except a tax on Lender's income generally, Borrower will pay the tax with interest and penalties, if any. If Lender determines that Borrower's payment of the tax may be unlawful, unenforceable, usurious or taxable to Lender, the Debt will become immediately due and payable at par and without penalty or premium on 60 days' prior notice unless the tax must be paid within the 60-day period, in which case, the Debt will be due and payable within the lesser period.

                                   ARTICLE VII

                        INSURANCE, CASUALTY, CONDEMNATION
                                 AND RESTORATION

         Section 7.1 Insurance Coverages.

         (a) Borrower will maintain, or cause the tenants of the Property to maintain, such insurance coverages and endorsements in form and substance and in amounts as Lender may require in its reasonable discretion, from time to time. Borrower acknowledges the reasonability of the coverages and endorsements that Lender has required as a condition of making the Loan. Until Lender notifies Borrower of changes in Lender's requirements,

Borrower will maintain not less than the insurance coverages and endorsements Lender required for closing of the Loan.

         (b) The insurance, including renewals, required under this Section will be issued on valid and enforceable policies and endorsements satisfactory to Lender (the "POLICIES"). Each Policy will contain a standard waiver of subrogation and a replacement cost endorsement and will provide for Lender to receive not less than 30 days' prior written notice of any cancellation, termination or non-renewal of a Policy or any material change other than an increase in coverage and that Lender will be named under a standard mortgage endorsement as loss payee.

         (c) The insurance companies issuing the Policies (the "INSURERS") must be authorized to do business in the State or Commonwealth where the Property is located, must have been in business for at least 5 years, must carry an A.M. Best Company, Inc. policy holder rating of A or better and an A.M. Best Company, Inc. financial category rating of Class X or better and must be otherwise satisfactory to Lender. Lender may select an alternative credit rating agency and may impose different credit rating standards for the Insurers. Notwithstanding Lender's right to approve the Insurers and to establish credit rating standards for the Insurers, Lender will not be responsible for the solvency of any Insurer.

         (d) Notwithstanding Lender's rights under this Article, Lender will not be liable for any loss, damage or injury resulting from the inadequacy or lack of any insurance coverage.

         (e) Borrower will comply with the provisions of the Policies and with the requirements, notices and demands imposed by the Insurers and applicable to Borrower or the Property.

         (f) Borrower will pay the Insurance Premiums for each Policy not less than 30 days before the expiration date of the Policy being replaced or renewed and will deliver to Lender an original or, if a blanket policy, a certified copy of each Policy marked "Paid" not less than 15 days prior to the expiration date of the Policy being replaced or renewed.

         (g) Borrower will not carry separate insurance concurrent in kind or form or contributing in the event of loss with any other insurance carried by Borrower.

         (h) Borrower will not carry any of the insurance required under this Section on a blanket or umbrella policy without in each instance Lender's prior approval which may be withheld in Lender's sole discretion. If Lender approves, Borrower will deliver to Lender a certified copy of the blanket policy which shall allocate to the Property the amount of coverage required under this Section and otherwise shall provide the same coverage and protection as would a separate policy insuring only the Property without the possibility of any reduction of insurance benefits by reason of any claim made against such policy related to another property insured thereunder.

         (i) Borrower will give the Insurers prompt notice of any change in ownership or occupancy of the Property. This subsection does not abrogate the prohibitions on transfers set forth in this Mortgage.

         (j) If the Property is sold at a foreclosure sale or otherwise is transferred so as to extinguish the Obligations, all of Borrower's right, title and interest in and to the Policies then in force will be transferred automatically to the purchaser or transferee.

         Section 7.2 Casualty and Condemnation.

         (a) Borrower will give Lender notice of any Casualty immediately after it occurs and will give Lender notice of any Proceeding in Condemnation immediately after Borrower receives notice of commencement or notice that such a Proceeding will be commencing. Borrower immediately will deliver to Lender copies of all documents Borrower delivers or receives relating to the Casualty or the Proceeding, as the case may be.

         (b) Borrower authorizes Lender, at Lender's option, to act on Borrower's behalf to collect, adjust and compromise any claims for loss, damage or destruction under the Policies on such terms as Lender determines in Lender's reasonable discretion. Borrower authorizes Lender to act, at Lender's option, on Borrower's behalf in connection with any Condemnation Proceeding. Borrower will execute and deliver to Lender all documents requested by Lender and all documents as may be required by Law to confirm such authorizations. Nothing in this Section will be construed to limit or prevent Lender from joining with Borrower either as a co-defendant or as a co-plaintiff if any Condemnation Proceeding.

         (c) If Lender elects not to act on Borrower's behalf as provided in this Section, then Borrower promptly will file and prosecute all claims (including Lender's claims) relating to the Casualty and will prosecute or defend (including defense of Lender's interest) any Condemnation Proceeding. Borrower will have the authority to settle or compromise the claims or Proceeding, as the case may be, provided that Lender has approved, in Lender's sole discretion, any compromise or settlement that exceeds $250,000.00. Any check for Insurance Proceeds or Condemnation Awards, as the case may be (the "PROCEEDS") will be made payable to Lender and Borrower. Borrower will endorse the check to Lender immediately upon Lender presenting the check to Borrower for endorsement or if Borrower receives the check first, will endorse the check immediately upon receipt and forward it to Lender. If any Proceeds are paid to Borrower, Borrower immediately will deposit the Proceeds with Lender, to be applied or disbursed in accordance with the provisions of this Mortgage. Lender will be responsible for only the Proceeds actually received by Lender.

         Section 7.3 Application of Proceeds. After deducting the costs incurred by Lender in collecting the Proceeds, Lender may, in its sole discretion, (i) apply the Proceeds as a credit against any portion of the Debt selected by Lender in its sole discretion at par, without any prepayment premium; (ii) apply the Proceeds to restore the Improvements, provided that Lender will not be obligated to see to the proper application of the Proceeds and provided further that any amounts released for Restoration will not be deemed a payment on the Debt; or (iii) deliver the Proceeds to Borrower.

         Section 7.4 Conditions to Availability of Proceeds for Restoration. Notwithstanding the preceding Section, after a Casualty or a Condemnation (a "DESTRUCTION EVENT") Lender will make the Proceeds (less any costs incurred by Lender in collecting the Proceeds) available for Restoration in accordance with the conditions for disbursements set forth in the Section entitled "Restoration", provided that the following conditions are met:

         (i) The entity specified in the Preamble paragraph of this document as the "Borrower" or the transferee under a Permitted Transfer, if any, continues to be Borrower at the time of the Destruction Event and at all times thereafter until the Proceeds have been fully disbursed;

         (ii) no Event of Default under the Loan Documents to which Borrower or an Affiliate of Borrower is a party exists at the time of the Destruction Event;

         (iii) all Leases (but not subleases) in effect immediately prior to the Destruction Event and all Property Documents in effect immediately prior to the Destruction Event that are essential to the use and operation of the Property continue in full force and effect without abatement of Rent, in the case of Leases, notwithstanding the Destruction Event;

         (iv) if the Destruction Event is a Condemnation, Borrower delivers to Lender evidence satisfactory to Lender that the Improvements can be restored to an economically and architecturally viable unit;

         (v) Borrower delivers to Lender evidence satisfactory to Lender that the Proceeds are sufficient to complete Restoration or if the Proceeds are insufficient to complete Restoration, Borrower first deposits with Lender funds ("ADDITIONAL FUNDS") that when added to the Proceeds will be sufficient to complete Restoration;

         (vi) if the Destruction Event is a Casualty, Borrower delivers to Lender evidence satisfactory to Lender that the Insurer under the affected Policy has not denied liability under the Policy as to Borrower or the insured under the Policy;

         (vii) Lender is satisfied that the proceeds of any business interruption insurance in effect together with other available gross revenues from the Property or from other sources satisfactorily demonstrated to Lender are sufficient to pay Debt Service Payments after paying the Impositions, Insurance Premiums, reasonable and customary operating expenses and capital expenditures until Restoration is complete; and

         (viii) Lender is satisfied that Restoration will be completed on or before the date (the "RESTORATION COMPLETION DATE") that is the earliest of: (A) 12 months prior to the Maturity Date; (B) 12 months after the Destruction Event; (c) the earliest date required for completion of Restoration under any Lease or any Property Document; or (D) any date required by Law.

         Section 7.5 Restoration.

         (a) If the total Proceeds for any Destruction Event are $250,000.00 or less, no Event of Default is continuing, Lender will disburse to Borrower the entire amount received by Lender and Borrower will commence Restoration promptly after the Destruction Event and complete Restoration not later than the Restoration Completion Date.

         (b) If the Proceeds for any Destruction Event exceed $250,000.00 and Lender elects or is obligated by Law or under this Article to make the Proceeds available for Restoration, Lender will disburse the Proceeds and any Additional Funds (the "RESTORATION FUNDS") upon Borrower's request as Restoration progresses, generally in accordance with normal construction lending practices for disbursing funds for construction costs and provided that the following conditions are met:

         (i) Borrower commences Restoration promptly after the Destruction Event and completes Restoration on or before the Restoration Completion Date;

         (ii) if Lender requests, Borrower delivers to Lender prior to commencing Restoration, for Lender's approval, plans and specifications and detailed budget for the Restoration;

         (iii) Borrower delivers to Lender satisfactory evidence of the costs of Restoration incurred prior to the date of the request, and such other documents as Lender may request including mechanic's liens, waivers and title insurance endorsements;

         (iv) Borrower pays all costs of Restoration whether or not the Restoration Funds are sufficient and, if at any time during Restoration, Lender determines that the undisbursed balance of the Restoration Funds is insufficient to complete Restoration. Borrower deposits with Lender, as part of the Restoration Funds, an amount equal to the deficiency within 30 days of receiving notice of the deficiency from Lender; and

         (v) there is no Event of Default continuing under the Loan Documents to which Borrower or an Affiliate of Borrower is a party at the time Borrower requests funds or at the time Lender disburses funds.

         (c) If an Event of Default occurs at any time after the Destruction Event, then Lender will have no further obligation to make any remaining Proceeds available for Restoration and may apply any remaining Proceeds as a credit against any portion of the Debt selected by Lender in its sole discretion.

         (d) Lender may elect at any time prior to commencement of Restoration or while work is in progress, to retain, at Borrower's expense, an independent engineer or other consultant to review any plans and specifications required by Lender, to inspect the work as it progresses and to provide reports. If any matter included in a report by the engineer or consultant is unsatisfactory to Lender, Lender may suspend disbursement of the Restoration Funds until the unsatisfactory matters contained in the report are resolved to Lender's satisfaction.

         (e) If Borrower fails to commence and complete Restoration in accordance with the terms of this Article, then in addition to the Remedies, Lender may elect by notice to Borrower to restore the Improvements on Borrower's behalf and reimburse itself out of the Restoration Funds for costs and expenses incurred by Lender in restoring the Improvements, or Lender may apply the Restoration Funds as a credit against any portion of the Debt selected by Lender in its sole discretion.

         (f) Lender may commingle the Restoration Funds with its general assets and will not be liable to pay any interest or other return on the Restoration Funds unless otherwise required by Law. Lender will not hold any Restoration Funds in trust. Lender may elect to deposit the Restoration Funds with a depositary satisfactory to Lender under a disbursement and security agreement satisfactory to Lender.

         (g) Borrower will pay all of Lender's expenses incurred in connection with a Destruction Event or Restoration. If Borrower fails to do so, then in addition to the Remedies, Lender may from time to time reimburse itself out of the Restoration Funds.

         (h) If any excess Proceeds remain after Restoration, Lender may elect, in its sole discretion either to apply the excess as a credit against any portion of the Debt, at par without penalty or premium, as selected by Lender in its sole discretion or to deliver the excess to Borrower.

         (i) Notwithstanding anything to the contrary in this Mortgage, Borrower shall be released from its Restoration obligations to the extent that Lender causes the Proceeds to be applied to reduction of the Debt.

                                  ARTICLE VIII

                       COMPLIANCE WITH LAW AND AGREEMENTS

         Section 8.1 Compliance with Law. Borrower, the Property and the use of the Property comply and will continue to comply with Law and with all agreements and conditions necessary to preserve and extend all rights, licenses, permits, privileges, franchises and concessions (including zoning variances, special exceptions and non-conforming uses) relating to the Property or Borrower. Borrower will notify Lender of the commencement of any investigation or Proceeding relating to a possible violation of Law immediately after Borrower receives notice thereof and will deliver promptly to Lender copies of all documents Borrower receives or delivers in connection with the investigation or

Proceeding. Without Lender's prior consent, Borrower will not alter the Property in any manner that would materially increase Borrower's responsibilities for compliance with Law.

         Section 8.2 Compliance with Agreements. Borrower is not in default and to Borrower's knowledge, there are no defaults, events of defaults or events which, with the passage of time or the giving of notice, would constitute an event of default under the Property Documents. Borrower will pay and perform all of its obligations under the Property Documents as and when required by the Property Documents. Without limiting the provisions and requirements of the Assignment, Borrower will cause all other parties to the Property Documents to pay and perform their obligations under the Property Documents as and when required by the Property Documents to the extent commercially reasonable to do so. Borrower will not do any of the following to the extent doing so would materially or adversely affect the Property or Lender's rights and interests under the Loan Documents: amend or waive any provisions of the Property Documents; exercise any options under the Property Documents; give any approval required or permitted under the Property Documents; cancel or surrender any of the Property Documents; or release or discharge or permit the release or discharge of any party to or entity bound by any of the Property Documents; without, in each instance, Lender's prior approval (excepting therefrom all service contracts or other agreements entered into in the normal course of business that are cancelable upon not more than 30 days' notice). Borrower promptly will deliver to Lender copies of any notices of default or of termination that Borrower receives or delivers relating to any Property Document.

         Section 8.3 ERISA Compliance.

         (a) Borrower is not and will continue not to be an "employee benefit plan" as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974 ("ERISA") that is subject to Title I of ERISA or a "plan" as defined in Section 4975(e)(1) of the Code that is subject to Section 4975 of the Code, and Borrower's assets do not and will not constitute "plan assets" of one or more such plans for purposes of Title I of ERISA or Section 4975 of the Code.

         (b) Borrower will not engage in any transaction which would cause any obligation or any action under the Loan Documents to which Borrower or an Affiliate of Borrower, is a party including Lender's exercise of the Remedies, to be a non-exempt prohibited transaction under ERISA.

         Section 8.4 Section 6045(e) Filing. Borrower will supply or cause to be supplied to Lender either (i) a copy of a completed Form 1099-B, Statement for Recipients of Proceeds from Real Estate, Broker and Barter Exchange Proceeds prepared in connection with Borrower's acquisition of the Property by Borrower's attorney or other person responsible for the preparation of the form, together with a certificate from the person who prepared the form to the effect that the form has, to the best of the preparer's knowledge, been accurately prepared and that the preparer will timely file the form; or (ii) a certification from Borrower that the Loan is a refinancing of the Property or is otherwise not required to be reported to the Internal Revenue Service pursuant to Section 6045(e) of the Code. Under no circumstances will Lender or Lender's counsel be obligated to file the reports or returns.

         Section 8.5 Brokerage Fees. Borrower represents and warrants to Lender that except as set forth on Schedule 8.5 hereto no person or entity has any claim for a brokerage fee, finder's fee, commission, premium or other such charge against Borrower or the Property, with respect to Borrower's acquisition of the Property, to Borrower's knowledge with respect to the making of the Loan, or with respect to any leasing of the Property. Borrower shall indemnify and hold Lender harmless from the claim of any person or entity who asserts any such claim.

                                   ARTICLE IX

                                  ENVIRONMENTAL

         Section 9.1 Environmental Representations and Warranties.

         (a) Except as disclosed in the Environmental Report during the period Borrower or any affiliate of Borrower has owned the Property and as of the date of this Mortgage:

         (i) to Borrower's knowledge, no Environmental Activity has occurred or is occurring on the Property other than the use, storage, and disposal of de minimis quantities of Hazardous Materials in the ordinary course of business consistent with the Permitted Use and in compliance with all Environmental Laws without release of Hazardous Materials; and

         (ii) to Borrower's knowledge (but without duty of inquiry), no Environmental Activity has occurred or is occurring on any property in the vicinity of the Property from which there is a material risk that Hazardous Materials will migrate, leach, flow, drain, seep, blow or drift onto the Property.

         (b) Except as disclosed in the Environmental Report, at all times prior to acquisition of the Property by Borrower or any affiliate of Borrower:

         (i) to Borrower's knowledge, no Environmental Activity occurred-on the Property other than the use, storage and disposal of de minimis quantities of Hazardous Materials in the ordinary course of business consistent with the Permitted Use and in compliance with all Environmental Laws without release of Hazardous Materials; and

         (ii) to Borrower's knowledge (but without duty of inquiry), no Environmental Activity occurred on any property in the vicinity of the Property from which there is a material risk that Hazardous Materials will migrate, leach, flow, drain, seep, blow or drift onto the Property.

         (c) For the purposes of this Section, the phrase "use of the Property" includes use by tenants and the phrase "on the Property" means on, in, above and below the Property.

         Section 9.2 Environmental Covenants.

         (a) Borrower represents and warrants that the Leases prohibit Environmental Activity on the Property other than the use, storage and disposal of de minimis quantities of Hazardous Materials in the ordinary course of business consistent with the Permitted Use and in compliance with all Environmental Laws. Without limiting the obligation of Borrower to enforce any other provisions of the Leases, Borrower will enforce all provisions of the Leases with respect to Environmental Activity. Without limiting the foregoing, Borrower shall promptly inspect any portion of the Property as to which Borrower has information or suspicion that Environmental Activity in violation of a Lease has occurred or is threatened, and Borrower will promptly require the tenant under any such Lease to completely remediate the effect of any such Environmental Activity. Borrower covenants to promptly undertake such remediation if the tenant under such Lease fails to do so.

         (b) Borrower will notify Lender immediately upon Borrower becoming aware of (i) any actual, suspected or threatened violation of Environmental Laws with respect to the Property or with respect to any property in the vicinity of the Property, and (ii) any Environmental Activity with respect to the Property or with respect to any property in the vicinity of the Property. Borrower promptly will deliver to Lender copies of all documents delivered to or received by Borrower regarding the matters set forth in this subsection, including notices of Proceedings or investigations concerning any Environmental Activity or concerning Borrower's status as a potentially responsible party (as defined in the Environmental Laws). Borrower's notification to Lender in accordance with the provisions of this subsection will not be deemed to excuse any default under the Loan Documents resulting from the Environmental Activity or the violation of Environmental Laws that is the subject of the notice.

         (c) From time to time at Lender's request, Borrower will deliver to Lender any information known and documents available to Borrower relating to the environmental condition of the Property.

         (d) Lender may perform or engage an independent consultant to perform an assessment of the environmental condition of the Property and of Borrower's compliance with this section on an annual basis or at any time for reasonable cause or after an Event of Default. In connection with the assessment: (i) Lender or consultant may enter and inspect the Property and perform tests of the air, soil, ground water and building materials; (ii) Borrower will cooperate and use best efforts to cause tenants and other occupants of the Property to cooperate with Lender or consultant; (iii) Borrower will accept custody of and arrange for lawful disposal of any Hazardous Materials required to be disposed of as a result of the tests; (iv) neither Lender nor consultant will have liability to Borrower with respect to the results of the assessment; and (v) Lender will not be responsible for any damage to the Property resulting from the negligence or other misconduct of Lender's consultants in performing the tests described in this subsection. The consultant's assessment and reports will be at Borrower's expense if the reports disclose any material adverse change in the environmental condition of the Property from that disclosed in the Environmental Report or if Lender engaged the consultant when Lender had reasonable cause to believe Borrower was not in compliance with the terms of this Article or after the occurrence of an Event of Default.

         (e) If Lender has reasonable cause to believe that there is Environmental Activity at the Property, Lender may elect in its sole discretion to release from the lien of this Mortgage any portion of the Property affected by the Environmental Activity and Borrower will accept the release.

                                    ARTICLE X

                               FINANCIAL REPORTING

         Section 10.1 Financial Reporting.

         (a) Within 120 days after the close of each Fiscal Year Borrower will deliver to Lender annual financial statements for the Fiscal Year, including partial Fiscal Years (the "ANNUAL FINANCIAL STATEMENTS") for the Borrower and the Sponsor (defined below). The Annual Financial Statements will conform, in form and level of detail to those forms of statements previously delivered by FCA Real Estate Holdings, LLC to Lender and accepted by Lender in writing. The Annual Financial Statements:

         (i)      shall be audited by a CPA;

         (ii) shall be accompanied by an opinion of the CPA that in all material respects, such Annual Financial Statement fairly presents the respective financial positions of entities to which such statements relate;

         (iii) shall be separate and distinct from any consolidated statement or report for the entity to which they relate; and

         (iv) include an annual certification of rent roll in the form attached hereto as Exhibit F.

         (b) Borrower will keep full and accurate Financial Books and Records for each Fiscal Year. Borrower will permit Lender or Lender's accountants or auditors to inspect or audit the Financial Books and Records from time to time without notice. Borrower will maintain the Financial Books and Records for each Fiscal Year for not less than 3 years after the date Borrower delivers to Lender the Annual Financial Statement and the other financial certificates, statements and information to be delivered to Lender for the Fiscal Year.

Financial Books and Records will be maintained at Borrower's address set forth in the section entitled "NOTICES" or at any other location as may be approved by Lender.

         (c) Borrower shall also deliver, from time to time, such other financial reports and information regarding Borrower, Sponsor and the Property, including capital and operating budgets for the then current Fiscal Year, as Lender shall reasonably require.

         Section 10.2 Annual Budget. Not less than 45 days prior to the end of each Fiscal Year, Borrower will deliver to Lender a detailed comparative budget (the "BUDGET") for the Property for the next succeeding Fiscal Year showing anticipated operating expenses, Insurance Premiums, Impositions, leasing commissions, capital improvement costs, tenant improvement costs, operating and capital projections for the succeeding five years and any other information Lender requests. Unless Lender notifies Borrower within 60 days after Lender receives the Budget that Lender disputes information in the Budget, the Budget as submitted will constitute the Budget for the next succeeding Fiscal Year. If Borrower concludes in good faith that a Budget needs material revision, Borrower will submit a revised Budget to Lender, together with a detailed explanation of the revisions. Unless Lender notifies Borrower within 60 days after Lender receives the revised Budget that Lender disputes information in the revised Budget, the revised Budget as submitted will constitute the Budget for the remainder of the then current Fiscal Year. Borrower and Lender will use reasonable efforts to resolve promptly any differences over a Budget or revised Budget. If Borrower and Lender fail to agree on a Budget or revised Budget, Borrower will continue to manage and operate the Property under the last undisputed Budget.

         Borrower waives any defense or right of offset to the Obligations, and any claim or counterclaim against Lender, arising out of any discussions between Borrower and Lender regarding any Budget or revised Budget delivered to Lender or the resolution of any disagreements relating to a Budget or revised Budget, including any defense, right of offset, claim or counterclaim alleging in substance, that by virtue of such delivery, discussions or resolution, Lender has interfered with, influenced or controlled Borrower or the operations at the Property.

         Section 10.3 Accountant's Letter. If Lender requests, the Borrower shall deliver to Lender a letter addressed to the Lender and signed by each accountant or firm of accountants who prepared, reviewed or certified any of the financial statements furnished to the Lender. Such letter shall affirm that such accountant or firm of accountants understands (i) that the Lender will rely on such financial statements and all future financial statements prepared. reviewed or certified by such accountant or firm, and furnished to the Lender, and (ii) that the liability and responsibility of such accountant or firm of accountants to the Lender with respect to such statements will not be eliminated, diminished or affected in any way by 225 ILCS 450/30.1 or any other similar law.

                                   ARTICLE XI

                           EXPENSES AND DUTY TO DEFEND

         Section 11.1 Payment of Expenses.

         (a) Borrower is obligated to pay all fees and expenses (the "EXPENSES") incurred by Lender or that are otherwise payable in connection with the Loan, the Guaranty, the Property or Borrower, including attorneys' fees and expenses and any fees and expenses relating to (i) the preparation, execution, acknowledgment, delivery and recording or filing of the Loan Documents executed by Borrower; (ii) any Proceeding or other claim asserted against Lender; (iii) except as otherwise provided in the Loan Documents, any inspection, assessment, survey and test permitted under the Loan Documents executed by Borrower; (iv) any Destruction Event; (v) the preservation of Lender's security and the exercise of any rights or remedies available at Law, in equity or otherwise; and
(vi) the Leases and the Property Documents.

         (b) Borrower will pay the Expenses immediately on demand. If Lender pays any of the Expenses, Borrower will reimburse Lender the amount paid by Lender immediately upon demand. The Expenses constitute a portion of the Debt secured by this Mortgage, and the failure by Borrower to pay Expense shall be subject to the provisions of the Loan Documents relating to monetary defaults.

         Section 11.2 Duty to Defend. If Lender or any of its trustees, officers, participants, employees or affiliates is a party in any Proceeding relating to the Property, Borrower or the Loan, Borrower will indemnify and hold harmless the party and will defend the party with attorneys and other professionals retained by Borrower and approved by Lender. Lender may elect to engage its own attorneys and other professionals, at Borrower's expense, to defend or to assist in the defense of the party. In all events, case strategy will be determined by Lender (or by Lender and Borrower together if both are defendants in the Proceeding) if Lender so elects and no Proceeding will be settled without Lender's prior approval which may be withheld in its sole discretion.

                                   ARTICLE XII

                        TRANSFERS, LIENS AND ENCUMBRANCES

         Section 12.1 Prohibitions on Transfers, Liens and Encumbrances.

         (a) Borrower acknowledges that in making the Loan, Lender is relying to a material extent on the business expertise and net worth of Borrower and Borrower's members or principals and on the continuing interest that each of them has, directly or indirectly, in the Property. Accordingly, except as specifically set forth in this Mortgage, Borrower (i) will not, and will not permit its partners, members or principals to, effect a

Transfer without Lender's prior approval, which may be withheld in Lender's sole discretion and (ii) will keep the Property free from all liens and encumbrances other than the lien of this Mortgage and the Permitted Exceptions. A "TRANSFER" is defined as any sale, grant, lease (other than Leases in effect on the date of this Mortgage and bona fide third-party subleases with tenants), conveyance, assignment or other transfer of, or any encumbrance or pledge against, the Property, any interest in the Property, any interest of Borrower's members or principals in the Property, or any change in Borrower's composition, or the composition of Borrower's members or principals or the composition of Sponsor, in each instance whether voluntary or involuntary, direct or indirect, by operation of law or otherwise and including the grant of an option or the execution of an agreement relating to any of the foregoing matters.

         (b) Borrower represents, warrants and covenants that LIFE TIME FITNESS, Inc. ("SPONSOR") is a Minnesota corporation, the shareholders of which as of the date hereof are as set forth in Schedule H of the Commitment (collectively, the "INVESTORS"). LTF USA Real Estate, LLC ("LTF USA") is a Delaware limited liability company, the sole member of which is LTF Real Estate Holdings, LLC, a Delaware limited liability company ("LTF HOLDINGS"). LTF Minnesota Real Estate, LLC ("LTF MINNESOTA") is a Delaware limited liability company, the sole member of which is LTF Holdings. LTF Michigan Real Estate, LLC ("LTF MICHIGAN") is a Delaware limited liability company, the sole member of which is LTF Holdings. LTF Holdings is a Delaware limited liability company, the sole member of which is Sponsor.

         Section 12.2 Permitted Transfers.

         (a) Notwithstanding the prohibitions regarding Transfers, Permitted Transfers (defined below) will be permitted without Lender's prior consent, provided that the following conditions regarding Permitted Transfers and proposed transferees are met:

         (i) at least 60 days prior to the proposed Permitted Transfer (except for any Permitted Transfer arising from the death of a natural person, in which case, not more than 30 days after the death) Borrower delivers to Lender a notice that is sufficiently detailed to enable Lender to determine that the proposed Permitted Transfer complies with the terms of this Section.

         (ii) there is no Event of Default under the Loan Documents executed by Borrower or any Affiliate of Borrower either when Lender receives the notice or when the proposed Permitted Transfer occurs, and there has never been a monetary default under the Loan Documents beyond the applicable grace period (if any);

         (iii) the proposed Permitted Transfer will not result in a violation of any of the covenants contained in the Section entitled, "ERISA COMPLIANCE" and tomorrow will deliver to Lender such documentation of compliance as Lender requests in its sole discretion;

         (iv) Borrower pays all of Lender's expenses relating to the Transfer, including Lender's attorneys' fees; and

         (v) the transferee is not a person or entity with whom Lender has had adversarial dealings and is free from bankruptcy.

         (b) Upon compliance with the conditions described in the preceding subsection, the following Transfers ("PERMITTED TRANSFERS") may occur without Lender's prior consent except as provided below and, without payment of any transfer fee except as specifically provided below:

         (i) Transfers of membership interests in Borrower, provided that, subsequent to the Transfer, LTF Holdings remains as managing member and retains not less than 51% of the equity and management control interests in Borrower.

         (ii) Transfers of membership interests in LTF Holdings, provided that subsequent to the Transfer, Sponsor remains as managing member and retains not less than 51 % of the equity and management control interest in LTF Holdings.

         (iii)    Transfers of ownership interests in Sponsor provided that:

                  (a) Bahram Akradi (subject to the provisions contained below in this subsection) individually retains not less than his percentage interest as shareholder set forth in Schedule H to the Commitment, and the other Investors who are also employees of the Sponsor as of the date hereof as shown on such Schedule H (the "EMPLOYEE SHAREHOLDERS") in the aggregate retain not less than a four percent (4.0%) interest as shareholders, except to the extent that Bahram Akradi and the Employee Shareholders are diluted (but not more than proportionately) as the result of a purchase of new shares in Sponsor by contributors of capital raised in either the public or private markets; provided, however, that Bahram Akradi may transfer up to five percent (5%) of his holdings in Sponsor in any calendar year i.e., five percent of his approximately 15% aggregate ownership interest, or 0.75% of the total interests in Sponsor in any calendar year, and such transfer right shall not be cumulative across calendar years) without the consent of Lender;

                  (b) in the case of a proposed Transfer by any Investor owning an interest of more than 10% in Sponsor, such Transfer shall be subject to the consent of Lender, which shall be reasonably exercised; provided that such an Investor may transfer its interest without the consent of Lender to any of its affiliates or partners, or to the public in connection with a 1933 Act registration; and

                  (c) in the case of a proposed Transfer of 100% of the interests in Sponsor to one third party, or a " Qualifying Merger" with a third party, such transfer or "Qualifying Merger" shall be subject to the following additional conditions:

                           (1)      the transferee or the parent of the
                           transferee or the surviving entity in a merger has a net worth of at least $250,000,000;

                           (2) the transferee or the surviving entity in a merger is an institutional entity having a first-class business reputation and shall otherwise be satisfactory to Lender, and Lender agrees that Lender shall apply commercially reasonable standards in evaluating the transferee;

                           (3) in the case of a merger, the surviving entity has expressly assumed Sponsor's obligations under the Loan Documents to which it is a party and under any other documents encumbering the entire portfolio of properties securing the Loan (the "PORTFOLIO") that are essential to the on-going use, operation and management of the Portfolio;

                           (4) Borrower pays to Lender a transfer fee of 75/100 percent (.75%) of the outstanding principal balance of the Loan;

                           (5) in the case of a merger, Borrower delivers to Lender from the surviving entity a substitute environmental indemnity and, if applicable, a substitute guaranty or surety instrument satisfactory to Lender, executed by a substitute indemnitor, guarantor or surety, as the case may be, satisfactory to Lender in its sole discretion, in which event, Lender will release Borrower and indemnitor from any liability incurred in connection with events occurring solely after the Permitted Transfer;

                           (6) Sponsor enters into an agreement with a term of at least ten years to manage the operation of the Portfolio; and

                           (7) The exercise of this right shall terminate the right to execute the transfer privilege provided in Section 12.2(b)(vii).

For purposes hereof, "QUALIFYING MERGER" shall mean a merger where a change of control results at the Sponsor level (that is, the entity with which the Sponsor is merged obtains at least a fifty-one percent (51 %) interest in the resultant entity after the merger).

         (iv) Transfers of an Investor's interest in Sponsor to any adult "member of the immediate family" of the Investor or to a trust for the benefit of such Investor or any "member of the immediate family" of the Investor, provided that subsequent to the Transfer, Bahram Akradi (or a trust or trusts for the benefit of Bahram Akradi or any "member of the immediate family" of Bahram Akradi as to which Bahram Akradi retains the sole power to direct such trusts) remains as a shareholder and retains not less than 15.1% ownership in Sponsor, subject to reputation as permitted in Section 12.2(b)(iii)(a) above. The phrase "member of the immediate family" means a spouse, a sibling, a lineal ancestor or descendant (including a legally adopted child) and a spouse of any lineal ancestor or descendant.

         (v) Transfers of an Investor's interests in Sponsor if the Transfer occurs by reason of the death of the Investor.

         (vi) Lender will consider the one-time sale (subject to the Loan) of Borrower's and each Co-Borrower's interests in the Portfolio (subject to the leases to Sponsor, which would remain in effect) to an unaffiliated bona fide purchaser (the "PORTFOLIO TRANSFEREE"), and in so considering the acceptability of such transfer will include the following additional criteria:

                  (a) prior to the Transfer, the Portfolio Transferee or the parent of the Portfolio Transferee has a net worth of at least $125,000,000;

                  (b) Borrower has delivered to Lender evidence satisfactory to Lender that the Portfolio Transferee, or the parent of the Portfolio Transferee, is a professional owner of first-class commercial real estate owning or managing at least 2,000,000 square feet of property prior to the Transfer contemplated and having a first-class reputation in the industry, and Lender agrees that Lender shall apply commercially reasonable standards in evaluating the Portfolio Transferee;

                  (c) the Portfolio Transferee has expressly assumed Borrower's obligations under the Loan Documents to which Borrower is a party and under any other documents encumbering the Portfolio that are essential to the on-going use, operation and management of the Portfolio;

                  (d) Borrower pays to Lender a transfer fee of one percent (1 %) of the outstanding principal balance of the Loan;

                  (e) Borrower delivers to Lender a substitute environmental indemnity and, if applicable, a substitute guaranty or surety instrument satisfactory to Lender, executed by a substitute indemnitor, guarantor or surety, as the case may be, satisfactory to Lender in its sole discretion, in which event, Lender will release Borrower and Indemnitor from any liability incurred in connection with events occurring solely after the Permitted Transfer;

                  (f) The exercise of this right shall terminate the right to execute the transfer privilege provided in Section 12.2(b)(vii).

                  (g) Borrower pays all of Lender's expenses relating to the Transfer;

                  (h) Borrower delivers to Lender in connection with such Transfer, such opinions of counsel and title insurance policies as requested by Lender's counsel in its reasonable discretion;

                  (i) Borrower delivers to Lender in connection with such Transfer, such additional documentation as Lender may determine in its reasonable discretion; and

         Provided that each of the foregoing requirements is met, Borrower shall be released from its obligation under this Mortgage and the other Loan Documents, effective as of the date of transfer of the entire Portfolio, provided, however, that Borrower's and Borrower's Affiliates' obligations under their respective Indemnities shall not be released unless the Portfolio Transferee shall expressly assume all of the obligations of Borrower and Borrower's Affiliates under such Indemnities, including obligations that relate to the time before the Portfolio Transferee acquires the Property. Unless the Portfolio Transferee shall expressly assume such obligations, the obligations of the Borrower and of the Borrower's Affiliates under their respective Indemnities shall survive as provided in such documents.

         Provided that the Borrower and Sponsor shall have become non-Affiliates as a result of a Permitted Transfer under this Section 12.2(b)(vi) or any other Permitted Transfer or any other Transfer approved by Lender in writing; then a further Transfer (subject to the Loan) of the resulting borrower's and each resulting co-borrower's interests in the Portfolio (subject to the leases to Sponsor which would be required to remain in effect) back to an Affiliate of Sponsor (a "Back Transfer") in connection with the Sponsor's exercise of the rights of first offer contained in the leases to Sponsor shall be permitted. Such Transfer shall be to a newly formed single purpose entity that is an Affiliate of Sponsor and to whom Sponsor has assigned its rights pursuant to such right of first offer (but not such leases as a whole), subject to the conditions contained in clauses (c), (d), (e), (g), (h) and (i) of this
         Section 12.2(b)(vi), and further subject to the condition that, on the date of such Transfer, the Sponsor and its Affiliates (including the proposed Sponsor-Affiliated transferee) will have a combined net worth after giving effect to the Back Transfer that, in the reasonable estimation of Lender, is at least as great as that which the Sponsor and its Affiliates had on the date of the Commitment.

         (vii) A one-time, one-property right to sell a single property of the Portfolio to a bona fide third party transferee in an arm's length transaction. In connection with such a sale, Borrower may prepay the portion of the Loan allocated to the subject property and such prepayment shall be subject to the Prepayment Premium set forth in the applicable Note, but no lock-out period shall apply.

         (viii) If Lender declines to permit the Borrower to exercise the transfer privilege expressed in subsections 12.2(b)(iii) or (vi), then Borrower may pre-pay the Loan (without regard to lock-out period) but subject to payment of the Prepayment Premium set forth in the applicable Note.

         (ix) Lender agrees to consider a request by Borrower to obtain the release of a property in the Portfolio by providing substitute collateral therefor, but Lender may withhold its consent to such a substitution in Lender's sole and absolute discretion.

         Section 12.3 Right to Contest Liens. Borrower, at its own expense, may contest the amount, validity or application, in whole or in part, of any mechanic's, materialmen's or environmental liens in which event Lender will refrain from exercising any of the Remedies, provided that the following conditions are met:

         (i) Borrower delivers to Lender notice of the proposed contest not more than 30 days after the lien is filed;

         (ii) the contest is by a Proceeding promptly initiated and conducted in good faith and with due diligence;

         (iii) there is no Event of Default other than the Event of Default arising from the filing of the lien;

         (iv) the Proceeding suspends enforcement of collection of the lien, imposition of criminal or civil penalties and sale or forfeiture of the Property and Lender will not be subject to any civil suit;

         (v) the Proceeding is permitted under and is conducted in accordance with the Leases and the Property Documents;

         (vi) Borrower sets aside reserves or furnishes a bond or other security satisfactory to Lender, in either case in an amount sufficient to pay the claim giving rise to the lien, together with all interest and penalties, or Borrower pays the contested lien under protest; and

         (vii) With respect to an environmental lien, Borrower is using best efforts to mitigate or prevent any deterioration of the Property resulting from the alleged violation of any Environmental Laws or the alleged Environmental Activity.

                                  ARTICLE XIII

              ADDITIONAL REPRESENTATIONS. WARRANTIES AND COVENANTS

         Section 13.1 Further Assurances.

         (a) Borrower will execute, acknowledge and deliver to Lender, or to any other entity Lender designates, any additional or replacement documents and perform any additional actions that Lender determines are reasonably necessary to evidence, perfect or protect Lender's first lien on and prior security interest in the Property or to carry out the intent or facilitate the performance of the provisions of the Loan Documents executed by Borrower or any Affiliate of Borrower.

         (b) Borrower appoints Lender as Borrower's attorney-in-fact to perform, at Lender's election, any actions and to execute and record any of the additional or replacement documents referred to in this Section, in each instance only at Lender's election and only to the extent Borrower has failed to comply with the terms of this Section.

         Section 13.2 Estoppel Certificates.

         (a) Within 10 days of Lender's request, Borrower will deliver to Lender, or to any entity Lender designates, a certificate certifying (i) the original principal amounts of the Note(s); (ii) the unpaid principal amount(s) of the Note(s); (iii) the Fixed Interest Rate; (iv) the amount of the then current Debt Service Payments; (v) the Maturity Date; (vi) the date a Debt Service Payment was last made; (vii) that, except as may be disclosed in the statement, there are no defaults or events which, with the passage of time or the giving of notice, would constitute an Event of Default; and (viii) there are no offsets or defenses against the payment and performance by the Borrower of any of the Liabilities under the Guaranty or performance of any portion of the Obligations except as may be disclosed in the statement.

         (b) If Lender requests, Borrower promptly will deliver to Lender or to any entity Lender designates a certificate from each party to any Property Document, certifying that the Property Document is in full force and effect with no defaults or events which, with the passage of time or the giving of notice, would constitute an event of default under the Property Document and that there are no defenses or offsets against the performance of its obligations under the Property Document. Borrower shall be required to provide such certificate only to the extent such certificate is required under the applicable Property Document, but if such certificate is not required under the Property Document, Borrower shall nevertheless use reasonable effort to obtain the Certificate.

         (c) If Lender requests, Borrower promptly will deliver to Lender, or to any entity Lender designates. a certificate from each tenant under a Lease then affecting the Property. certifying to any facts regarding the Lease as Lenuer may require, including that Inc Lease is in full force and effect with no defaults or events which, with the passage of time or the giving of notice, would constitute an event of default under the Lease by any party, that the rent has not been paid more than one month in advance and that the tenant claims no defense or offset against the performance of its obligations under the Lease.

         Section 13.3 Credit Enhancements.

         (a) Borrower and the Co-Borrowers have delivered to Lender a letter of credit (the "L/C") in the amount of $5,000,000 as additional security for the Loan. The L/C shall be maintained in form, substance and with an institution acceptable to Lender and shall be renewed automatically each year for an additional year during the term of the Loan (and notice of such renewal shall be delivered to Lender not later than thirty days prior to the expiration of the L/C being renewed). The issuing institution shall notify Lender at least thirty days prior to the end of any year that the L/C has not been renewed, and such notice of non-renewal (or the failure of Lender to receive timely notice of renewal) shall entitle Lender to draw upon the L/C and apply the proceeds to the repayment of the Loan.

         (b) Borrower will maintain, and will cause Sponsor to maintain, in good standing all credit enhancement documents delivered to Lender in connection with the Loan, including, without limitation the L/C, throughout the Term or such shorter period as Borrower and Lender may have agreed to in writing. Credit enhancement documents include any letters of credit, cash deposits, pledges, guarantees or indemnities delivered to Lender in connection with the Loan but excluding any letters of credit, promissory notes or cash deposits delivered to Lender as good faith or standby fees in connection with Lender's agreement to make the Loan. If the provider of any credit enhancement document becomes insolvent, commences or is the target of a Proceeding in bankruptcy or ceases to exist or if Lender determines that the provider's insolvency is imminent, Borrower will deliver or cause Sponsor to deliver, to Lender a replacement credit enhancement document within 5 Business Days of the date insolvency is known, the Proceeding in bankruptcy is filed, the cessation occurs or Lender gives Borrower notice that Lender has determined the provider's insolvency is imminent. The replacement credit enhancement document will be satisfactory to Lender from an alternate provider satisfactory to Lender. Upon receipt of the replacement, Lender will deliver promptly to Borrower the credit enhancement document being replaced.

                                   ARTICLE XIV

                              DEFAULTS AND REMEDIES

         Section 14.1 Events of Default. The term "EVENT OF DEFAULT" means the occurrence of any of the following events:

         (i) if Borrower fails to pay any amount due, as and when required. under the Guaranty or any other Loan Document to which borrower is a party and me failure continues for a period of 5 Business Days;

         (ii) if Borrower makes a general assignment for the benefit of creditors or generally is not paying, or is unable to pay, or admits in writing its inability to pay, its debts as they become due; or if Borrower or any other party commences any Proceeding (A) relating to bankruptcy, insolvency, reorganization, conservatorship or relief of debtors, in each instance with respect to Borrower; (B) seeking to have an order for relief entered with respect to Borrower; (C) seeking attachment, distraint or execution of a judgment with respect to Borrower; (D) seeking to adjudicate Borrower as bankrupt or insolvent;
         (E) seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to Borrower or Borrower's debts; or (F) seeking appointment of a Receiver, trustee, custodian, conservator or other similar official for Borrower or for all or any substantial part of Borrower's assets, provided that if the Proceeding is commenced by a party other than Borrower or any of Borrower's general partners or members, Borrower will have 120 days to have the Proceeding dismissed or discharged before an Event of Default occurs;

         (iii) if Borrower is in default beyond any applicable grace and cure period under any other guaranty, mortgage, deed of trust, deed to secure debt or other security agreement encumbering the Property whether junior or senior to the lien of this mortgage, including, without limitation, the subordinate instrument securing the Guaranty made by Borrower;

         (iv) if Borrower, any Co-Borrower, LTF Holdings or Sponsor is in default beyond any applicable grace and cure period under any Loan Documents;

         (v) if a Transfer occurs except in accordance with the provisions of this Mortgage;

         (vi) if Borrower abandons the Property or ceases to conduct its business at the Property; or

         (vii) if there is a default in the performance of any other provision of any Loan Document or if there is any inaccuracy or falsehood in any representation or warranty contained in any Loan Document and such default, inaccuracy or falsehood is not remedied within 30 days after Borrower receives notice thereof, provided that if the default, inaccuracy or falsehood is of a nature that it cannot be cured within the 30-day period and during that period Borrower commences to cure, and thereafter diligently continues to cure, the default, inaccuracy or falsehood, then the 30-day period will be extended for a reasonable period not to exceed 120 days after the notice to Borrower.

         (viii) if Borrower shall fail to deliver(or cause to be delivered) to Lender the financial statements required to be delivered pursuant to
         Article X hereof, within the time periods set forth in Article X, and such failure is not remedied within thirty (30) days after Borrower receives notice thereof.

         (ix) if Bahram Akradi shall fail to be the Chairman of the Board and Chief Executive Officer of the Sponsor, provided that it shall not be an Event of Default if (1) Bahram Akradi is removed from such position pursuant to action taken in accordance with the corporate governance documents of the Sponsor, provided that Lender is given notice and explanation of such removal immediately upon such action being taken or (2) if Bahram Akradi shall die or become legally incapacitated, provided that the restrictions on transfer of Bahram Akradi's ownership contained in Section 12.2(b)(iv) hereof shall continue to apply to Bahram Akradi's estate or other successor in interest with respect to such ownership.

         Section 14.2 Remedies.

         (a) If an Event of Default occurs, Lender may take any of the FOLLOWING actions (the "REMEDIES") without notice to Borrower:

         (i) declare all or any portion of the Debt immediately due and payable ("ACCELERATION");

         (ii)     pay or perform any Obligation;

         (iii) institute a Proceeding for the specific performance of any Obligation, including, without limitation, an action to collect and enforce the Liabilities under the Guaranty;

         (iv) apply for the appointment of a Receiver to be vested with the fullest powers permitted by Law, without bond being required, which appointment may be made exparte, as a matter of right and without regard to the value of the Property, the amount of the Debt or the solvency of Borrower or any other person liable for the payment or performance of any portion of the Obligations;

         (v) directly, by its agents or representatives or through a Receiver appointed by a court of competent jurisdiction, enter on the Land and Improvements, take possession of the Property, dispossess Borrower and exercise Borrower's rights with respect to the Property, either in Borrower's name or otherwise;

         (vi) institute a Proceeding for the foreclosure of this Mortgage or, if applicable, sell by power of sale, all or any portion of the Property;

         (vii) institute proceedings for the partial foreclosure of this Mortgage for the portion of the Debt then due and payable, subject to the continuing lien of this Mortgage for the balance of the Debt not then due;

         (viii) exercise any and all rights and remedies granted to a secured party under the Uniform Commercial Code, and

         (ix) pursue any other right or remedy available to Lender at Law, in equity or otherwise.

         (b) If an Event of Default occurs, the license granted to Borrower in the Assignment to collect Rents will terminate automatically without any action required of Lender. Pursuant to the provisions of 765 ILCS 5/31.5, the mere recordation of the Assignment entitles Lender immediately to collect and receive Rents upon the occurrence of an Event of Default, as defined in Section 14.1, without first taking any acts of enforcement under applicable law, including providing notice to Borrower, filing foreclosure proceedings, or seeking the appointment of a receiver. Further, Lender's right to the Rents does not depend on whether or not Lender takes possession of the Property as permitted under Section

14.2(iv). In Lender's sole discretion, Lender may choose to collect Rents either with or without taking possession of the Property.

         Section 14.3 General Provisions Pertaining to Remedies.

         (a) The Remedies are cumulative and may be pursued concurrently or otherwise, at such time and in such order as Lender may determine in its sole discretion and without presentment, demand, protest or further notice of any kind, all of which are expressly waived by Borrower.

         (b) The enumeration in the Loan Documents of specific rights or powers will not be construed to limit any general rights or powers or impair Lender's rights with respect to the Remedies.

         (c) If Lender exercises any of the Remedies, Lender will not be deemed a mortgagee-in-possession unless Lender has elected affirmatively to be a mortgagee-in-possession.

         (d) Lender will not be liable for any act or omission of Lender in connection with the exercise of the Remedies.

         (e) Lender's right to exercise any Remedy will not be impaired by any delay in exercising or failure to exercise the Remedy and the delay or failure will not be construed as extending any cure period or constitute a waiver of the default or Event of Default.

         (f) If an Event of Default occurs, Lender's payment or performance or acceptance of payment or performance will not be deemed a waiver or cure of the Event of Default.

         (g) Lender's acceptance of partial payment or receipt of Rents will not extend or affect any grace period, constitute a waiver of a default or Event of Default or constitute a recision of Acceleration.

         Section 14.4 [Intentionally Omitted].

         Section 14.5 General Provisions Pertaining to Mortgagee-in-Possession or Receiver.

         (a) If an Event of Default occurs, any court of competent jurisdiction will, upon application by Lender, appoint a Receiver as designated in the application and issue an injunction prohibiting Borrower from interfering with the Receiver, collecting Rents, disposing of any Rents or any part of the Property, committing waste or doing any other act that will tend to affect the preservation of the Leases, the Rents and the Property and Borrower approves the appointment of the designated Receiver or any other Receiver appointed by the court. Borrower agrees that the appointment may be made ex parte and as a matter of right to Lender, either before or after sale of the Property, without further notice, and without regard to the solvency or insolvency, at the time of application for the Receiver, of the person or persons, if any, liable for the payment of any portion of the Debt and the performance of any portion of the Obligations and without regard to the value of the Property or whether the Property is occupied as a homestead and without bond being required of the applicant.

         (b) The Receiver will be vested with the fullest powers permitted by Law including, without limitation, those listed in 735 ILCS 5/15-1704, and including all powers necessary or usual in similar cases for the protection, possession and operation of the Property and all the powers and duties of Lender as a mortgagee-in-possession as provided in this Mortgage and may continue to exercise all the usual powers and duties until the Receiver is discharged by the court.

         (c) In addition to the Remedies and all other available rights, Lender or the Receiver may take any of the following actions:

         (i) take exclusive possession, custody and control of the Property and manage the Property so as to prevent waste;

         (ii) require Borrower to deliver to Lender or the Receiver all keys, security deposits, operating accounts, prepaid Rents, past due Rents, the Books and Records and all original counterparts of the Leases and the Property Documents;

         (iii) collect, sue for and give receipts for the Rents and, after paying all expenses of collection, including reasonable receiver's, broker's and attorney's fees, apply the net collections to the Debt;

         (iv) make, modify, enforce, terminate or accept surrender of Leases and evict tenants except that in the case of a Receiver, such actions may be taken only with the written consent of Lender as provided in this Mortgage and in the Assignment;

         (v) enter into, modify, extend, enforce, terminate or renew Property Documents except that in the case of a Receiver, such actions may be taken only with the written consent of Lender as provided in this Mortgage and in the Assignment;

         (vi) appear in and defend any Proceeding brought in connection with the Property and bring any Proceeding to protect the Property as well as Borrower's and Lender's respective interests in the Property (unless any such Proceeding has been assigned previously to Lender in the Assignment, or if so assigned, Lender has not expressly assigned such Proceeding to the Receiver and consented to such appearance or defense by the Receiver); and

         (vii) perform any act in the place of Borrower that Lender or the Receiver deems necessary (A) to preserve the value, marketability or rentability of the Property; (B) upon consent by Lender, to increase the gross receipts from the Property; or (C) otherwise to protect Borrower's and Lender's respective interests in the Property.

         (d) Borrower appoints Lender as Borrower's attorney-in-fact, at Lender's election to perform any actions and to execute and record any instruments necessary to effectuate the actions described in this Section, in each instance only at Lender's election and only to the extent Borrower has failed to comply with the provisions of this Section.

         Section 14.6 General Provisions Pertaining to Foreclosures and the Power of Sale. The following provisions will apply to any Proceeding to foreclose and to any sale of the Property by power of sale or pursuant to a judgment of foreclosure and sale:

         (i) Lender's right to institute a Proceeding to foreclose or to sell by power of sale will not be exhausted by a Proceeding or a sale that is defective or not completed;

         (ii) a sale pursuant to a judgment of foreclosure and sale may be postponed or adjourned by public announcement at the time and place appointed for the sale without further notice;

         (iii) with respect to sale pursuant to a judgment of foreclosure and sale, the Property may be sold as an entirety or in parcels, at one or more sales, at the time and place, on terms and in the order that Lender deems expedient in its sole discretion;

         (iv) if a portion of the Property is sold pursuant to this Article, the Loan Documents will remain in full force and effect with respect to any unmatured portion of the Debt and this Mortgage will continue as a valid and enforceable first lien on and security interest in the remaining portion of the Property, subject only to the Permitted Exceptions, without loss of priority and without impairment of any of Lender's rights and remedies with respect to the unmatured portion of the Debt;

         (v) Lender may bid for and acquire the Property at a sale and, in lieu of paying cash, may credit the amount of Lender's bid against any portion of the Debt selected by Lender in its sole discretion after deducting from the amount of Lender's bid the expenses of the sale, costs of enforcement and other amounts that Lender is authorized to deduct at Law, in equity or otherwise; and

         (vi) Lender's receipt of the proceeds of a sale will be sufficient consideration for the portion of the Property sold and Lender will apply the proceeds as set forth in this Mortgage.

         Section 14.7 Annlication of Proceeds. Lender may apply the proceeds of any sale of the Property by power of sale or pursuant to a judgment of foreclosure and sale and any other amounts collected by Lender in connection with the exercise of the Remedies to payment of the Debt in such priority and proportions as Lender may determine in its sole discretion or in such priority and proportions as required by Law. Any proceeds remaining after payment of the Debt shall be paid to Borrower.

         Section 14.8 Power of Attorney. Borrower appoints Lender as Borrower's attorney-in-fact to perform all actions necessary and incidental to exercising the Remedies.

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

         Section 14.9 Tenant at Sufferance. If Lender or a Receiver enters the Property in the exercise of the Remedies and Borrower is allowed to remain in occupancy of the Property, Borrower will pay to Lender or the Receiver, as the case may be, in advance, a reasonable rent for the Property occupied by Borrower. If Borrower fails to pay the rent, Borrower may be dispossessed by the usual Proceedings available against defaulting tenants.

         Section 14.10 Illinois Mortgage Foreclosure Act. If any provision of this Mortgage is inconsistent with any applicable provision of the Illinois Mortgage Foreclosure Law, Illinois Compiled Statutes Chapter 735, Section 5/15-1101 et M., (herein the "ACT"), the provisions of the Act shall take precedence over the provisions of this Mortgage, but shall not invalidate or render unenforceable any other provision of this Mortgage that can fairly be construed in a manner consistent with the Act.

         (a) Without in any way limiting or restricting any of Lender's rights, remedies, powers and authorities under this Mortgage, and in addition to all of such rights, remedies, powers, and authorities, the Lender shall also have and may exercise any and all rights, remedies, powers and authorities which the holder of a mortgage is permitted to have or exercise under the provisions of the Act, as the same may be amended from time to time. If any provision of this Mortgage shall grant to Mortgagee any rights, remedies, powers or authorities upon default of the Borrower which are more limited than the rights that would otherwise be vested in Lender under the Act in the absence of said provision, Lender shall be vested with all of the rights, remedies, powers and authorities granted in the Act to the fullest extent permitted by law.

         (b) Without limiting the generality of the foregoing, all expenses incurred by Lender, to the extent reimbursable, under Sections 5/15-1510, 5/15-1512, or any other provision of the Act, whether incurred before or after any decree or judgment of foreclosure, and whether or not enumerated in any other provision of this Mortgage, shall be added to the indebtedness secured by this Mortgage and by the judgment of foreclosure.

                                   ARTICLE XV

                             LIMITATION OF LIABILITY

         Section 15.1 Limitation of Liability.

         (a) Notwithstanding any provision in the Loan Documents to the contrary, except as set forth in subsections (b) and (c), Borrower shall have no personal liability with respect to the Loan, the Loan shall be non-recourse to Borrower, and if Lender seeks to enforce the collection of the Debt, Lender will foreclose this Mortgage instead of instituting suit on the Note(s). If a lesser sum is realized from a foreclosure of this Mortgage and sale of the Property than the then outstanding Debt, Lender will not institute any Proceeding against Borrower or Borrower's members, for or on account of the deficiency, except as set forth in subsections (b) and (c).

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

         (b) The limitation of liability in subsection (a) will not affect or impair (i) the lien of this Mortgage or, subject to the provisions of Section 15.1(a), Lender's other rights and Remedies under the Loan Documents, including Lender's right as mortgagee or secured party to commence an action to foreclose any lien or security interest Lender has under the Loan Documents; (ii) the validity of the Loan Documents or the Obligations; (iii) subject to the provisions of Section 15.1(a), Lender's rights under any Loan Documents executed by Borrower or any Affiliate of Borrower that are not expressly non-recourse, or
(iv) Lender's right to present and collect on any letter of credit or other credit enhancement document held by Lender in connection with the Obligations.

         (c) The following are excluded and excepted from the limitation of liability in subsection (a) and Lender may recover personally against Borrower, for the following:

         (i) all losses suffered and liabilities and expenses incurred by Lender relating to any fraud or intentional misrepresentation or intentional omission by Borrower or any of Borrower's partners, members, officers, directors, shareholder or principals in connection with (A) the performance of any of the conditions to Lender making the Loan; (B) any inducements to Lender to make the Loan; (C) the execution and delivery of the Loan Documents; (D) any certificates, representations or warranties given in connection with the making of the Loan; or (E) Borrower's performance of the Obligations to the extent that such performance affirmatively requires Borrower to make statements, deliver certificates or provide notices to Lender;

         (ii) all Rents derived from the Property after an Event of Default under the Loan Documents executed by Borrower or any Affiliate of Borrower and all moneys that, on the date an Event of Default occurs, are on deposit in one or more accounts used by or on behalf of Borrower relating to the operation of the Property, except to the extent properly applied to payment of Debt Service Payments, Impositions, Insurance Premiums, and any reasonable and customary expenses incurred by Borrower in the operation, maintenance and leasing of the Property or delivered to Lender;

         (iii) the cost of remediation of any Environment Activity affecting the Property and any other losses sutlered and liabilities and expenses incurred by Lenuer relating to an Event of Default under the Article entitled "Environmental";

         (iv) the replacement cost of any Fixtures or Personal Property owned by Borrower removed from the Property after a default occurs;

         (v) all losses suffered and liabilities and expenses incurred by Lender relating to any acts or omissions by Borrower that result in waste on the Property;

         (vi) all protective advances and other payments made by Lender pursuant to express provisions of the Loan Documents to protect Lender's security interest in the Property or to protect the assignment of the property described in and effected by the Assignment, but only to the extent that the Rents would have been sufficient to permit Borrower to make the payment and Borrower failed to do so;

         (vii) all mechanic's or similar liens relating to work performed on or materials delivered to the Property prior to a foreclosure sale of the Property, but only to the extent Lender had advanced funds to pay for the work or materials;

         (viii) all Proceeds that are not applied in accordance with this Mortgage or not paid to Lender as required under this Mortgage;

         (ix) all losses suffered and liabilities and expenses incurred by Lender relating to a Transfer that is not permitted under the Section entitled "Permitted Transfers" and is not otherwise approved by Lender.

         (x) all losses suffered and liabilities and expenses incurred by Lender relating to forfeiture or threatened forfeiture of the Property to the Government (other than any Condemnation);

         (xi) all losses suffered and liabilities and expenses incurred by Lender relating to any Event of Default by Borrower under any of the provisions of this Mortgage relating to ERISA, including the prohibition on any Transfer that results in a violation of ERISA; and

         (xii) all payments that Borrower expressly is obligated to make after payment of the Note(s) and satisfaction of the Loan Documents to which it is a party, provided, however, that the foregoing shall not act to extend the duration of any Obligation beyond the limits expressly established with respect thereto.

         (d) Nothing under subparagraph (a) above will be deemed to be a waiver of any right which Lender may have under Section 506(a), 506(b), 1111(b) or any other provision of the Bankruptcy Code or under any other Law relating to bankruptcy or insolvency to file a claim for the full amount of the Debt or to require that all collateral will continue to secure all of the Obligations in accordance with the Loan Documents.

                                   ARTICLE XVI

                                     WAIVERS

         SECTION 16.1 WAIVER OF STATUTE OF LIMITATIONS. BORROWER WAIVES THE RIGHT TO CLAIM ANY STATUTE OF LIMITATIONS AS A DEFENSE TO BORROWER'S PAYMENT AND PERFORMANCE OF THE OBLIGATIONS.

         SECTION 16.2 WAIVER OF NOTICE. BORROWER WAIVES THE RIGHT TO RECEIVE ANY NOTICE FROM LENDER WITH RESPECT TO THE LOAN DOCUMENTS EXCEPT FOR THOSE NOTICES THAT LENDER IS

EXPRESSLY REQUIRED TO DELIVER PURSUANT TO THE LOAN DOCUMENTS.

         SECTION 16.3 WAIVER OF MARSHALLING AND OTHER MATTERS. BORROWER WAIVES THE BENEFIT OF ANY RIGHTS OF MARSHALLING OR ANY OTHER RIGHT TO DIRECT THE ORDER IN WHICH ANY OF THE PROPERTY WILL BE (i) SOLD; OR (ii) MADE AVAILABLE TO ANY ENTITY IF THE PROPERTY IS SOLD BY POWER OF SALE OR PURSUANT TO A JUDGMENT OF FORECLOSURE AND SALE. BORROWER ALSO WAIVES THE BENEFIT OF ANY LAWS RELATING TO APPRAISEMENT, VALUATION, STAY, EXTENSION, REINSTATEMENT, MORATORIUM, HOMESTEAD AND EXEMPTION RIGHTS OR A SALE IN INVERSE ORDER OF ALIENATION.

         SECTION 16.4 WAIVER OF TRIAL BY JURY. BORROWER WAIVES TRIAL BY JURY IN ANY PROCEEDING BROUGHT BY OR AGAINST, OR COUNTERCLAIM OR CROSS-COMPLAINT ASSERTED BY OR AGAINST LENDERS RELATING TO THE LOAN, THE PROPERTY DOCUMENTS OR THE LEASES.

         SECTION 16.5 WAIVER OF COUNTERCLAIM. BORROWER WAIVES THE RIGHT TO ASSERT A COUNTERCLAIM OR CROSS-COMPLAINT, OTHER THAN COMPULSORY OR MANDATORY COUNTERCLAIMS OR CROSS-COMPLAINTS, IN ANY PROCEEDING LENDER BRINGS AGAINST BORROWER RELATING TO THE LOAN, INCLUDING ANY PROCEEDING TO ENFORCE REMEDIES.

         SECTION 16.6 WAIVER OF JUDICIAL NOTICE AND HEARING. BORROWER WAIVES ANY RIGHT BORROWER MAY HAVE UNDER LAW TO NOTICE OR TO A JUDICIAL HEARING PRIOR TO THE EXERCISE OF ANY RIGHT OR REMEDY PROVIDED BY THE LOAN DOCUMENTS TO LENDER AND BORROWER WAIVES THE RIGHTS, IF ANY, TO SET ASIDE OR INVALIDATE ANY SALE DULY CONSUMMATED IN ACCORDANCE WITH THE PROVISIONS OF THE LOAN DOCUMENTS ON THE GROUND (IF SUCH BE THE CASE) THAT THE SALE WAS CONSUMMATED WITHOUT A PRIOR JUDICIAL HEARING.

         SECTION 16.7 WAIVER OF SUBROGATION. ALL RIGHTS OF SUBROGATION TO LENDER'S RIGHTS OR CLAIMS RELATED TO OR AFFECTING THE PROPERTY OR ANY OTHER SECURITY FOR THE LOAN UNTIL THE LOAN IS PAID IN FULL AND ALL FUNDING OBLIGATIONS UNDER THE LOAN DOCUMENTS HAVE BEEN TERMINATED ARE WAIVED FOR THE DURATION OF ANY APPLICABLE BANKRUPTCY PREFERENCE PERIOD.

         SECTION 16.8 GENERAL WAIVER. BORROWER ACKNOWLEDGES THAT (A) BORROWER AND BORROWER'S PARTNERS, MEMBERS OR

PRINCIPALS, AS THE CASE MAY BE, ARE KNOWLEDGEABLE BORROWERS OF COMMERCIAL FUNDS AND EXPERIENCED REAL ESTATE DEVELOPERS OR INVESTORS WHO UNDERSTAND FULLY THE EFFECT OF THE ABOVE PROVISIONS; (B) LENDER WOULD NOT MAKE THE LOAN WITHOUT THE PROVISIONS OF THIS ARTICLE; (C) THE PROCEEDS OF THE LOAN WILL BE USED FOR THE PURPOSES SPECIFIED IN SECTIONS 205/4 (A) OR (C) OF CHAPTER 815 OF THE ILLINOIS COMPILED STATUTES, AS AMENDED; (II) THE LOAN CONSTITUTES A "BUSINESS LOAN" WITHIN THE PURVIEW OF THOSE SECTIONS; AND (III) THE PROCEEDS OF THE LOAN WILL NOT BE USED FOR THE PURCHASE OF REGISTERED EQUITY SECURITIES WITHIN THE PURVIEW OF REGULATION "U" ISSUED BY THE BOARD OF GOVERNORS OF THE FEDERAL RESERVE SYSTEM; (D) THE LOAN HAS BEEN NEGOTIATED BY BORROWER AND LENDER AND THEIR RESPECTIVE ATTORNEYS AT ARMS LENGTH; AND (D) ALL WAIVERS BY BORROWER IN THIS ARTICLE HAVE BEEN MADE VOLUNTARILY, INTELLIGENTLY AND KNOWINGLY, AFTER BORROWER FIRST HAS BEEN INFORMED BY COUNSEL OF BORROWER'S OWN CHOOSING AS TO POSSIBLE ALTERNATIVE RIGHTS, AND HAVE BEEN MADE AS AN INTENTIONAL RELINQUISHMENT AND ABANDONMENT OF A KNOWN RIGHT AND PRIVILEGE. THE FOREGOING ACKNOWLEDGMENT IS MADE WITH THE INTENT THAT LENDER AND ANY SUBSEQUENT HOLDER OF THE NOTE WILL RELY ON THE ACKNOWLEDGMENT.

         SECTION 16.9 WAIVER OF DAMAGES. IN ANY CASE WHERE LENDER IS GIVEN DISCRETION WITH RESPECT TO ANY MATTER, AND BORROWER CHALLENGES LENDER'S EXERCISE OF ITS DISCRETION, THEN BORROWER'S SOLE REMEDY SHALL BE TO OBTAIN A COURT ORDER DIRECTING OR DEEMING LENDER TO CONSENT, AND BORROWER SHALL NOT BE ENTITLED TO MONETARY DAMAGES ON ACCOUNT OF LENDER'S EXERCISE OF DISCRETION.

         SECTION 16.10 ILLINOIS STATUTORY WAIVERS. THE BORROWER, ON BEHALF OF ITSELF AND ALL PERSONS NOW OR HEREAFTER INTERESTED IN THE PROPERTY, VOLUNTARILY AND KNOWINGLY HEREBY ACKNOWLEDGES THAT THE TRANSACTION OF WHICH THIS MORTGAGE IS A PART IS A TRANSACTION WHICH DOES NOT INCLUDE EITHER AGRICULTURAL REAL ESTATE (AS DEFINED IN THE ACT), OR RESIDENTIAL REAL ESTATE (AS DEFINED IN THE ACT). THE BORROWER, ON ITS OWN BEHALF AND ON BEHALF OF EACH AND EVERY PERSON ACQUIRING ANY INTEREST IN OR TITLE TO THE PROPERTY SUBSEQUENT TO THE DATE OF THIS MORTGAGE, HEREBY IRREVOCABLY WAIVES PURSUANT TO 735 ILCS 5/15-1601 OF THE ACT ANY AND ALL RIGHTS OF REINSTATEMENT (INCLUDING, WITHOUT LIMITATION, ALL RIGHTS OF REINSTATEMENT PROVIDED FOR IN 735 ILCS 5/15-1602) OR REDEMPTION FROM SALE OR FROM OR UNDER ANY ORDER, JUDGMENT OR DECREE OF

FORECLOSURE OF THIS MORTGAGE (INCLUDING, WITHOUT LIMITATION, ALL RIGHTS OF REDEMPTION PROVIDED FOR IN 735 ILCS 5/15-1603) OR UNDER ANY POWER CONTAINED HEREIN OR UNDER ANY SALE PURSUANT TO ANY STATUTE, ORDER, DECREE OR JUDGMENT OF ANY COURT.

                                  ARTICLE XVII

                                     NOTICES

         Section 17.1 Notices. All acceptances, approvals, consents, demands, notices, requests, waivers and other communications (the "NOTICES") required or permitted to be given under the Loan Documents must be in writing and (a) delivered personally; (b) sent by certified mail, return receipt requested; or
(c) delivered by nationally recognized overnight delivery service providing evidence of the date of delivery, with all charges prepaid, addressed to the appropriate party at its address listed below:

If to Borrower:              6442 City West Parkway
                             Suite 375
                             Eden Prairie, Minnesota 55344
                             Attn: Bahram Akradi

                             LIFE TIME FITNESS, Inc. Portfolio
                             TIAA Appl.#VR-34 Mortgage #0005004-5008

         with a copy to:     6442 City West Parkway
                             Suite 375
                             Eden Prairie, Minnesota 55344
                             Attn: Vice President of Finance and General Counsel

                             LIFE TIME FITNESS, Inc. Portfolio
                             TIAA Appl. #VR-34 Mortgage #0005004-5008

If to Lender:                Teachers Insurance and Annuity Association 7
                             30 Third Avenue
                             New York, New York 10017
                             Attn: Managing Director
                                   Mortgage and Real Estate Division
                             Region: West/Midwest

                             LIFE TIME FITNESS, Inc. Portfolio
                             TIAA Appl.#VR-34 Mortgage #0005004-5008

with a copy to:              Teachers Insurance and Annuity Association

                             730 Third Avenue
                             New York, New York 10017
                             Attn:   Vice President and Chief Counsel
                                     In charge of Mortgage and Real Estate Law

                             LIFE TIME FITNESS, Inc. Portfolio
                             TIAA Appl.#VR-34 Mortgage #0005004-5008

Lender and Borrower each may change from time to time the address to which Notices must be sent, by notice given in accordance with the provisions of this Section. All Notices given in accordance with the provisions of this Section will be deemed to have been given on the earliest of (i) actual receipt; (ii) Borrower's rejection of delivery; or (iii) 3 Business Days after having been deposited in any mail depository regularly maintained by the United States postal service, if sent by certified mail, or 1 Business Day after having been deposited with a nationally recognized overnight delivery service, if sent by overnight delivery, or on the date of personal service, if served by a process server.

         Section 17.2 Change in Borrower's Name or Place of Business. Borrower will immediately notify Lender in writing of any change in Borrower's name or the place of business set forth in the beginning of this Mortgage.

                                  ARTICLE XVIII

                                  MISCELLANEOUS

         Section 18.1 Applicable Law. This instrument is to be governed by and will be construed in accordance with the Laws of the State or commonwealth where the Property is located.

         Section 18.2 Usury Limitations. Borrower and Lender intend to comply with all Laws with respect to the charging and receiving of interest. Any amounts charged or received by Lender for the use or forbearance of the Principal to the extent permitted by Law, will be amortized and spread throughout the Term until payment in full so that the rate or amount of interest charged or received by Lender on account of the Principal does not exceed the Maximum Interest Rate. If any amount charged or received under the Loan Documents executed by Borrower securing the Note(s) that is deemed to be interest is determined to be in excess of the amount permitted to be charged or received at the Maximum Interest Rate, the excess will be deemed to be a prepayment of Principal when paid, without premium, and any portion of the excess not capable of being so applied will be refunded to Borrower. If during the Term the Maximum Interest Rate, if any, is eliminated, then for the purposes of the Loan, there will be no Maximum Interest Rate.

         Section 18.3 Lender's Discretion. Wherever under the Loan Documents any matter is required to be satisfactory to Lender, Lender has the right to approve or determine any matter or Lender has an election, Lender's approval, determination or election will be made in Lender's reasonable discretion unless expressly provided to the contrary.

         Section 18.4 Unenforceable Provisions. If any provision in the Loan Documents is found to be illegal or unenforceable or would operate to invalidate any of the Loan Documents, then the provision will be deemed expunged and the Loan Documents will be construed as though the provision was not contained in the Loan Documents and the remainder of the Loan Documents will remain in full force and effect.

         Section 18.5 Survival of Borrower's Obligations. Borrower's representations, warranties and covenants contained in the Loan Documents will continue in full force and effect and survive (i) assignment or other transfer of all or any portion of Lender's interest in the Loan Documents or the Property; (ii) Lender's exercise of any of the Remedies or any of Lender's other rights under the Loan Documents; (iii) except as provided in Section 12.2(b)(vi), a Transfer; (iv) amendments to the Loan Documents; and (v) any other act or omission that might otherwise be construed as a release or discharge of Borrower other than satisfaction with Obligation and release of this Mortgage. The provisions of this Section 18.5 shall not limit the survival of Borrower's obligation under the Indemnity executed by Borrower as to which the limitations set forth therein shall apply.

         Section 18.6 Relationship Between Borrower and Lender; No Third Party Beneficiaries.

         (a) Lender is not a partner of or joint venturer with Borrower or any other entity as a result of the Loan or Lender's rights under the Loan Documents; the relationship between Lender and Borrower is strictly that of creditor and debtor. Each Loan Document is an agreement between the parties to that Loan Document for the mutual benefit of the parties and no entities other than the parties to that Loan Document will be a third party beneficiary or will have any claim against Lender or Borrower by virtue of the Loan Document. As between Lender and Borrower, any actions taken by Lender under the Loan Documents will be taken for Lender's protection only, and Lender has not and will not be deemed to have assumed any responsibility to Borrower or to any other entity by virtue of Lender's actions.

         (b) All conditions to Lender's performance of its obligations under the Loan Documents are imposed solely for the benefit of Lender. No entity other than Lender will have standing to require satisfaction of the conditions in accordance with their provisions or will be entitled to assume that Lender will refuse to perform its obligations in the absence of strict compliance with any of the conditions.

         Section 18.7 Partial Releases; Extensions; Waivers. Lender may: (i) release any part of the Property or any entity obligated for any of the Obligations; (ii) extend the time for payment or performance of any of the Obligations or otherwise amend the provisions for payment or performance by agreement with any entity that is obligated for the Obligations or that has an interest in the Property; (iii) accept additional security for the payment and performance of the Obligations; and (iv) waive any entity's performance of an Obligation, release any entity or individual now or in the future liable for the performance of the Obligation or waive the exercise of any Remedy or option. Lender may exercise any of the foregoing rights without notice, without regard to the amount of any consideration given, without effecting the priority of the Loan Documents, without releasing any entity not specifically released from its obligations under the Loan Documents, without releasing any guarantor(s) or surety(ies) of any of the Obligations, without effecting a novation of the Loan Documents and, with respect to a waiver, without waiving future performance of the Obligation or exercise of the Remedy waived.

         Section 18.8 Service of Process. Borrower irrevocably consents to service of process by registered or certified mail, postage prepaid, return receipt requested, to Borrower at its address set forth in the Article entitled "NOTICES".

         Section 18.9 Entire Agreement. Oral agreements or commitments between Borrower and Lender to lend money, to extend credit or to forbear from enforcing repayment of a debt, including promises to extend or renew the debt, are not enforceable. Any agreements between Borrower and Lender relating to the Loan are contained in the Loan Documents to which Borrower is a party, which contain the complete and exclusive statement of the agreements between Borrower and Lender, except as Borrower and Lender may later agree in writing to amend such Loan Documents. The language of each Loan Document will be construed as a whole according to its fair meaning and will not be construed against the draftsman.

         Section 18.10 No Oral Amendment. The Loan Documents may not be amended, waived or terminated orally or by any act or omission made individually by Borrower or Lender but may be amended, waived or terminated only by a written document signed by the party against which enforcement of the amendment, waiver or termination is sought.

         Section 18.11 Severability. The invalidity, illegality or unenforceability of any provision of any of the Loan Documents will not affect any other provisions of the Loan Documents, which will be construed as if the invalid, illegal or unenforceable provision never had been included.

         Section 18.12 Covenants Run with the Land. Subject to the restrictions on transfer contained in the Article entitled "TRANSFERS, LIENS AND ENCUMBRANCES", all of the covenants of this Mortgage and the Assignment run with the Land, will bind all parties hereto and all tenants and subtenants of the Land Or the Improvements and their respective heirs, executors, administrators, successors and assigns, and all occupants and subsequent owners of the Property, and will inure to the benefit of Lender and all subsequent holders of the Note(s) and this Mortgage.

         Section 18.13 Time of the Essence. Time is of the essence with respect to Borrower's payment and performance of the Obligations.

         Section 18.14. [INTENTIONALLY OMITTED].

         Section 18.15 Joint and Several Liability. If Borrower consists of more than one person or entity, the obligations and liabilities of each such person or entity under this Mortgage are joint and several.

         Section 18.16 Successors and Assigns. The Loan Documents bind the parties to the Loan Documents and their respective successors, assigns, heirs, administrators, executors, agents and representatives and inure to the benefit of Lender and its successors, assigns, heirs, administrators, executors, agents and representatives.

         Section 18.17 Duplicates and Counterparts. Duplicate counterparts of any Loan Documents, other than the Note(s), may be executed and together will constitute a single original document.

                                   ARTICLE XIX

                 ADDITIONAL PROVISIONS PERTAINING TO STATE LAWS

         Section 19.1 Future Advances. This Mortgage is granted to secure future advances made by Lender to Borrower. Lender hereby binds itself to make advances subject to and in accordance with the terms of the Notes and this Mortgage, and the parties acknowledge and agree that all future advances made in accordance with the terms of the Notes, and the Mortgage within 20 years of the date hereof shall be a lien from the time this Mortgage is recorded as provided in 735 ILCS 5/15-1302 (b)(1).

         IN WITNESS WHEREOF, Borrower has executed and delivered this Mortgage as of the date first set forth above.

                                   [BORROWER], a Delaware
                                   limited liability company

                                   By: LTF REAL ESTATE HOLDINGS, LLC,
                                       its sole member

                                   By: LIFE TIME FITNESS, Inc., its sole
                                       member

                                       By:______________________________________
                                       Name: Shaun Nugen
                                       Title: Chief Financial Officer

STATE OF____________________________

COUNTY OF___________________________

         The foregoing instrument was acknowledged before me this [DATE] by Shaun Nugent, as Chief Financial Officer of LIFE TIME FITNESS, Inc., a Minnesota corporation, on behalf of the corporation, in such corporation's capacity as sole member of LTF Real Estate Holdings, LLC, in such limited liability company's capacity as sole member of [BORROWER].

                                                     ___________________________
                                                     Notary Public

                                    EXHIBIT C

                                   DEFINITIONS

"ACCELERATION" is defined in Section 14.2(a)(i).

"ACCUMULATIONS" is defined in Section 2.1(xii).

"ACCUMULATIONS DEPOSITARY" is defined in Section 6.2(a).

"ADDITIONAL FUNDS" is defined in Section 7.4(v).

"AFFILIATE" means a person or entity that, directly or indirectly, is (i) under common ownership or control with the Borrower, (ii) owned or controlled by Borrower or (iii) controls or owns Borrower.

"ANNUAL FINANCIAL STATEMENT" is defined in Section 10.1(a).

"ASSESSMENTS" is defined as all assessments now or hereafter levied, assessed or imposed against the Property.

"ASSIGNMENT" is defined as the Assignment of Leases and Rents dated of even date with this Mortgage made by Borrower for the benefit of Lender.

"BANKRUPTCY CODE" means the United States Bankruptcy Reform Act of 1978 (11 U.S.C. Section 101, et sec.), as amended from time to time.

"BOOKS AND RECORDS" is defined in Section 2.1(xi).

"BORROWER" is defined in the introductory paragraph.

"BUDGET" is defined in Section 10.2.

"BUSINESS DAYS" is defined as any day on which commercial banks are not authorized or required by Law to close in New York, New York.

"CASUALTY" is defined as damage to or destruction of the Property by fire or other casualty.

"CLOSING DATE" is defined in the Note(s).

"CO-BORROWER" is defined in Recital A.

"CODE" is defined as the Internal Revenue Code of 1986 and the regulations promulgated thereunder.

"COMMITMENT" means that certain Loan Application and Commitment dated March 30, 2001 between FCA Real Estate Holdings, LLC and Lender.

"CONDEMNATION" is defined as the permanent or temporary taking of all or any portion of the Property, or any interest therein or right accruing thereto, by the exercise of the right of eminent domain (including any transfer in lieu of or in anticipation of the exercise of the right), inverse condemnation or any similar injury or damage to or decrease in the value of the Property, including severance and change in the grade of any streets.

"CONDEMNATION AWARDS" is defined in Section 2.1(viii).

"CONDEMNATION PROCEEDING" is defined as a Proceeding that could result in a Condemnation.

"DEBT" is defined in Section 3.1.

"DEBT SERVICE PAYMENTS" is defined as the monthly installments of principal and interest payable by Borrower to Lender as set forth in the Note(s).

"DEFAULT INTEREST RATE" is defined as the lower of 5% per annum plus the Fixed Interest Rate or the Maximum Interest Rate, if any.

"DESTRUCTION EVENT" is defined in Section 7.4.

"ENVIRONMENTAL ACTIVITY" is defined as any actual, suspected or threatened abatement, cleanup, disposal, generation, handling, manufacture, possession, release, remediation, removal, storage, transportation, treatment or use of any Hazardous Material. The actual, suspected or threatened presence of any Hazardous Material or the actual, suspected or threatened noncompliance with any Environmental Laws, will be deemed Environmental Activity.

"ENVIRONMENTAL LAWS" is defined as all Laws pertaining to health, safety, protection of the environment, natural resources, conservation, wildlife, waste management, Environmental Activities and pollution.

"ENVIRONMENTAL REPORT" is defined as the report or reports relating to the Property set forth on Exhibit G hereto.

"ERISA," is defined in Section 8.3(a).

"EVENT OF DEFAULT" is defined in Section 14.1.

"EXPENSES" is defined in Section 11.1(a).

"FINANCIAL BOOKS AND RECORDS" is defined as detailed accounts of the income and expenses of the Property and of Borrower and all other data, records and information that either are specifically referred to in the Article entitled "FINANCIAL REPORTING" or are necessary to the preparation of any of the statements, reports or certificates required under such Article and includes all supporting schedules prepared or used by the CPA in auditing the Annual Financial Statement or in issuing its opinion.

"FISCAL YEAR" is defined as any calendar year or partial calendar year during the Term.

"FIXED INTEREST RATE" is defined as in the Note(s).

"FIXTURES AND PERSONAL PROPERTY" is defined in Section 2.1(iv).

"GOVERNMENT" is defined as any federal, state or municipal governmental or quasi-governmental authority including any executive, legislative or judicial branch division, subdivision or agency of any of them and any entity to which any of them has delegated authority.

"GUARANTIES" means, collectively, those certain Guaranties, each of even date herewith from Borrower, each Co-Borrower and Sponsor (each a "GUARANTOR") as the same may have been and may hereafter from time to time be amended, modified or restated.

"HAZARDOUS MATERIALS" is defined as any by-product, chemical, compound, contaminant, pollutant, product, substance, waste or other material (i) that is hazardous or toxic or (ii) the abatement, cleanup, discharge, disposal, emission, exposure to, generation, handling, manufacture, possession, presence, release, removal, remediation, storage, transportation, treatment or use of which is controlled, prohibited or regulated by any Environmental Laws, including asbestos, petroleum and petroleum products and polychlorinated biphenyls.

"IMPOSITION PENALTY DATE" is defined in Section 6.1(a).

"IMPOSITIONS" is defined as all Taxes, Assessments, ground rent, if any, water and sewer rents, fees and charges, levies, permit, inspection and license fees and other dues, charges or impositions, including all charges and license fees for the use of vaults, chutes and similar areas adjoining the Land, maintenance and similar charges and charges for utility services, in each instance whether now or in the future, directly or indirectly, levied, assessed or imposed on the Property and whether levied, assessed or imposed as excise, privilege or property taxes.

"IMPROVEMENTS" is defined in Section 2.1(ii).

"INDEMNITIES" means, collectively those certain Environmental Indemnities, each of even date herewith from Borrower, each Co-Borrower and Sponsor (each an "INDEMNITOR") together with that certain Child Care Indemnity of even date herewith from Sponsor as the same may have been and may hereafter be amended, modified or restated from time to time.

"INSURANCE PREMIUMS" is defined as all present and future premiums and other charges due and payable on policies of fire, rental value and other insurance covering the Property and required pursuant to the provisions of this Mortgage.

"INSURANCE PROCEEDS" is defined in Section 2.1(ix).

"INSURERS" is defined in Section 7.1(c).

"INSTITUTIONAL INVESTOR" is defined as any bank, savings institution, charitable foundation, insurance company, real estate investment trust, pension fund or investment advisor registered under the Investment Advisors Act of 1940, as amended, and acting as trustee or agent.

"INTEREST" is defined as the interest payable under the Note(s) and any other sums which are deemed to be interest under Law.

"INVESTORS" is defined in Section 12.1(b).

"LAND" is defined in Recital C.

"LATE CHARGES" is defined in the Note(s).

"LAW" is defined as all present and future codes, constitutions, cases, opinions, rules, manuals, regulations, determinations, laws, orders, ordinances, requirements and statutes, as amended, of any Government that affect or that may be interpreted to affect the Property, Borrower or the Loan, including amendments and all guidance documents and publications promulgated thereunder.

"L/C" is defined in Section 13.1(a).

"LEASES" is defined as all present and future leases, subleases, licenses, and other agreements for the use and occupancy of the Land and Improvement, any related guarantees and any use and occupancy arrangements created pursuant to
Section 365(h) of the Bankruptcy Code or otherwise in connection with the commencement or continuation of any bankruptcy, reorganization, arrangement, insolvency, dissolution, receivership or similar Proceedings, or any assignment for the benefit of creditors, in respect of any tenant or other occupant of the Land and Improvements.

"LENDER" is defined in the introductory paragraph.

"LOAN" is defined in Recital A.

"LOAN DOCUMENTS" is defined as the Note(s), this Mortgage, the Assignment, any other mortgages or deeds of trust given by Borrower to secure the Note(s) including, without limitation, that certain Second Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing Statement of even date herewith from Borrower to Lender and that certain Second Assignment of Leases and Rents of even date herewith from Borrower to Lender, any promissory notes made by any Co-Borrower to evidence any portion of the Loan, any mortgage or deed of trust given to secure any such promissory notes, the Indemnities, the Guaranties and all documents now or hereafter executed by Borrower, any Co-Borrower or Sponsor or any guaranty of payment given by Borrower or any Co-Borrower in respect of the Loan together with any document given as security for any such guaranty, any indemnity of Lender with respect to environmental matters, including all amendments, modifications or consolidations of any of the foregoing.

"MATURITY DATE" is defined in Recital B.

"MAXIMUM INTEREST RATE" is defined as the maximum rate of interest, if any, permitted by Law to be charged with respect to the Loan as the maximum rate may be increased or decreased from time to time.

"MORTGAGE" is defined as this Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing Statement.

"NOTE(S)" is defined in Recital B.

"NOTE PAYMENTS" is defined in the Note(s).

"NOTICES" is defined in Section 17.1.

"OBLIGATIONS" is defined in Section 3.1.

"PERMITTED EXCEPTIONS" is defined as the matters shown in Schedule B, Part 1 and 2 of the title insurance policy insuring the lien of this Mortgage and any other matters approved in a writing signed by Lender.

"PERMITTED TRANSFERS" is defined in Section 12.2(b).

"PERMITTED USE" means a health club with substantially the same finish and amenities as is in operation upon the Property as of the date hereof with associated ancillary uses, including those permitted under Section 5.3.

"POLICIES" is defined in Section 7.1(b).

"PORTFOLIO" and "PORTFOLIO TRANSFEREE" are defined in Section 12.2(b)(ftv).

"PRINCIPAL" is defined in Recital B.

"PROCEEDING" is defined as a pending or, to Borrower's knowledge, threatened action, claim or litigation before a legal, equitable or administrative tribunal having proper jurisdiction.

"PROCEEDS" is defined in Section 7.2(c).

"PROPERTY" is defined in Section 2.1.

"PROPERTY DOCUMENTS" is defined in Section 2.1(v).

"RECEIVER," is defined as a receiver, custodian, trustee, liquidator or conservator of the Property.

"REMEDIES" is defined in Section 14.2(a).

"RENTS" is defined as all rents, prepaid rents, percentage, participation or contingent rents, issues, profits, proceeds, revenues and other consideration accruing to Borrower under the Leases or otherwise to the benefit of the Borrower derived from the use and occupancy of the Land or the Improvements, including tenant contributions to expenses, security deposits, royalties and contingent rent, if any, all other fees or payments paid to or for the benefit of Borrower and any payments received pursuant to Section 502(b) of the Bankruptcy Code or otherwise in connection with the commencement or continuance of any bankruptcy, reorganization, arrangement, insolvency, dissolution, receivership or similar proceedings, or any assignment for the benefit of creditors, in respect of any tenant or other occupant of the Land or the Improvement and all claims as a creditor in connection with any of the foregoing.

"RESTORATION" is defined as the restoration of the Property after a Destruction Event as nearly as possible to its condition immediately prior to the Destruction Event, in accordance with the plans and specifications, in a first-class workmanlike manner using materials substantially equivalent in quality and character to those used for the original improvements, in accordance with Law and free and clear of all liens, encumbrances or other charges other than this Mortgage and the Permitted Exceptions.

"RESTORATION COMPLETION DATE" is defined in Section 7.4(viii).

"RESTORATION FUNDS" is defined in Section 7.5(b).

"SENIOR ASSIGNMENT" and "SENIOR MORTGAGE" are defined in Section 2.5.

"SPONSOR" is defined in Section 12.1(b).

"TAXES" is defined as all present and future real estate taxes levied, assessed or imposed against the Property.

"TERM" is defined as the scheduled term of this Mortgage commencing on the date Lender makes the first disbursement of the Loan and terminating on the Maturity Date.

"TRANSFER" is defined in Section 12.1(a).

"UNIFORM COMMERCIAL CODE" is defined as the Uniform Commercial Code in effect in the jurisdiction where the Land is located.

                                    EXHIBIT D

                              RULES OF CONSTRUCTION

         (a) References in any Loan Document to numbered Articles or Sections are references to the Articles and Sections of that Loan Document. References in any Loan Document to lettered Exhibits are references to the Exhibits attached to that Loan Document, all of which are incorporated in and constitute a part of that Loan Document. Article, Section and Exhibit captions used in any Loan Document are for reference only and do not describe or limit the substance, scope or intent of that Loan Document or the individual Articles, Sections or Exhibits of that Loan Document.

         (b) The terms "include", "including" and similar terms are construed as if followed by the phrase "without limitation".

         (c) The terms "Land", "Improvements", "Fixtures and Personal Property" "Condemnation Awards", "Insurance Proceeds" and "Property" are construed as if followed by the phrase "or any part thereof".

         (d) Any agreement by or duty imposed on Borrower in any Loan Document to perform any obligation or to refrain from any act or omission constitutes a covenant running with the ownership or occupancy of the Land and the Improvements, which will bind all parties hereto and their respective successors and assigns, and all lessees, subtenants and assigns of same, and all occupants and subsequent owners of the Property, and will inure to the benefit of Lender and all subsequent holders of the Note(s) and this Mortgage and includes a covenant by Borrower to cause its partners, members, principals, agents, representatives and employees to perform the obligation or to refrain from the act or omission in accordance with the Loan Documents. Any statement or disclosure contained in any Loan Document about facts or circumstances relating to the Property, Borrower or the Loan constitutes a representation and warranty by Borrower made as of the date of the Loan Document in which the statement or disclosure is contained.

         (e) The term "to Borrower's knowledge" is construed as meaning to the best of Borrower's knowledge after diligent inquiry.

         (f) The singular of any word includes the plural and the plural includes the singular. The use of any gender includes all genders.

         (g) The terms "person", "party" and "entity" include natural persons, firms, partnerships, limited liability companies and partnerships, corporations and any other public or private legal entity.

         (h) The term "provisions" includes terms, covenants, conditions, agreements and requirements.

         (i) The term "amend" includes modify, supplement, renew, extend, replace or substitute and the term. "amendment" includes modification, supplement, renewal, extension, replacement and substitution.

         (j) Reference to any specific Law or to any document or agreement, including the Note(s), this Mortgage, any of the other Loan Documents, the Leases and the Property Documents includes any future amendments to the Law, document or agreement, as the case may be.

         (k) No inference in favor of or against a party with respect to any provision in any Loan Document may be drawn from the fact that the party drafted the Loan Document.

         (l) The term "certificate" means the sworn, notarized statement of the entity giving the certificate, made by a duly authorized person satisfactory to Lender affirming the truth and accuracy of every statement in the certificate. Any document that is "certified" means the document has been appended to a certificate of the entity certifying the document that affirms the truth and accuracy of everything in the document being certified. In all instances the entity issuing a certificate must be satisfactory to Lender.

         (m) Any appointment of Lender as Borrower's attorney-in-fact is irrevocable and coupled with an interest. Lender may appoint a substitute attorney-in-fact. Borrower ratifies all actions taken by the attorney-in-fact but, nevertheless, if Lender requests, Borrower will specifically ratify any action taken by the attorney-in-fact by executing and delivering to the attorney-in-fact or to any entity designated by the attorney-in-fact all documents necessary to effect the ratification.

         (n) Any document, instrument or agreement to be delivered by Borrower will be in form and content satisfactory to Lender.

         (o) All obligations, rights, remedies and waivers contained in the Loan Documents will be construed as being limited only to the extent required to be enforceable under the Law.

         (p)      The unmodified word "days" means calendar days.

                                    EXHIBIT H

                                    GUARANTY

                               SEE FOLLOWING PAGES

TIAA Appl. #VR-34 Mortgage #0005004-5008

                                    GUARANTY

1.       THE GUARANTY.

         1.1 GUARANTORS' AGREEMENT. [BORROWER], a Delaware limited partnership having an address at 6442 City West Parkway, Eden Prairie, Minnesota 55344, (the "GUARANTOR"), hereby unconditionally and irrevocably guarantees (the "GUARANTY") to TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA, 730 Third Avenue, New York, New York 10017 (the "LENDER"), to pay and perform when due the Liabilities (defined below) and to pay on demand the Expenses (defined below). This Guaranty is absolute, independent, unconditional and continuing under all circumstances and is a guaranty of payment and performance, not of collection.

                  The Guarantor acknowledges that the Lender has given sufficient consideration for this Guaranty by agreeing to make a certain loan to Guarantor and to certain Affiliates of the Guarantor as specified on EXHIBIT A hereto (each such Affiliate of Guarantor, other than Guarantor itself, a "CO-BORROWER", and collectively, the "CO-BORROWERS") in the maximum amount of up to $[MAXIMUM PRINCIPAL AMOUNT] (the principal, interest, and all other sums due and owing under the loan being hereinafter collectively called the "LOAN"), which Loan is evidenced by _________ Promissory Notes now or hereafter issued by Guarantor and the respective Co-Borrowers, as specified in EXHIBIT A hereto (as the same may be amended, modified or restricted from time to time, each such Promissory Notes other than that made by Guarantor, an "OTHER NOTE", and collectively, the "OTHER NOTES") and secured by, among other things, the Other Borrower Loan Documents (defined below), and the Guarantor acknowledges that the Lender is doing so in reliance on each of the terms of this Guaranty.

         1.2 LIABILITIES. For all purposes of this Guaranty, the term "LIABILITIES" shall mean all obligations of the Co-Borrowers to the Lender of any kind whatsoever due or to become due under the Other Notes or the Other Borrower Loan Documents, howsoever created, arising or evidenced, whether pursuant to a covenant, representation, warranty, indemnity or other agreement of any kind, whether direct or indirect, absolute or contingent, "RECOURSE" or "NON-RECOURSE", or now or hereafter existing. Notwithstanding the foregoing, Guarantor shall have no personal liability with respect to the Liabilities and this Guaranty shall be non-recourse in the same manner and to the same extent as set forth in the Article of the Mortgages (defined below) which secure this Guaranty entitled "Limitation of Liability".

         1.3 EXPENSES. For all purposes of this Guaranty, the term "EXPENSES" shall mean all attorneys' fees, court costs and other legal expenses, and all other costs and expenses of any kind that the Lender may at any time pay or incur in attempting to

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         collect, compromise or enforce in any respect the Liabilities or this
         Guaranty, whether or not suit is ever filed and whether or not in connection with any insolvency, bankruptcy, reorganization, arrangement or other similar proceeding involving the Guarantor. If the Lender pays any such cost or expense, "EXPENSES" shall also include interest at the Default Interest Rate on any such payment from the date thereof until repayment of the Lender in full.

2. REPRESENTATIONS AND WARRANTIES. The Guarantor hereby represents and warrants to the Lender as of the date hereof, and covenants to the Lender that at all times hereafter until the Liabilities are fully satisfied, as follows:

         2.1 REVIEW OF GUARANTY AND OTHER BORROWER LOAN DOCUMENTS. The Guarantor has reviewed with the benefit of its legal counsel the terms of this Guaranty and each other of the documents and instruments set forth on Exhibit B hereto (all such instruments, other than those executed and delivered solely by Guarantor, as the same may from time to time be amended, modified, replaced, restated or supplemented, the "Other Borrower Loan Documents").

         2.2 FINANCIAL BENEFIT TO THE GUARANTOR. The Guarantor is deriving a material financial benefit from the making of the Loan to each Co-Borrower.

         2.3 ORGANIZATION; AUTHORIZATION. (a) The Guarantor is a limited liability company duly organized, validly existing and in good standing under the laws of the state or commonwealth in which it was organized and (ii) is duly qualified to conduct business, in good standing, in each state or commonwealth where its activities require that it be qualified.

                  (b) The Guarantor has and will continue to have all approvals required by law or otherwise and full right, power and authority to (i) carry on the Guarantor's business as now conducted or as proposed to be conducted, (ii) execute and deliver this Guaranty and
         (iii) perform all of the Guarantor's obligations hereunder.

                  (c) The execution and delivery of this Guaranty and the performance of the obligations hereunder do not and will not conflict with or result in a default under any Loan Documents and do not and will not conflict with or result in a default under any agreement binding upon any party to the Loan Documents.

                  (d) This Guaranty and the performance by the Guarantor of each obligation hereunder has been authorized by all appropriate actions required by the Guarantor's organizational documents, duly taken.

         2.4 ENFORCEABILITY. Each obligation under this Guaranty is legal, valid, binding and enforceable against the Guarantor in accordance with its terms.

         2.5 FINANCIAL STATEMENTS. The financial statements furnished on behalf of the Guarantor to the Lender in connection with the making of the Loan are (a) true and

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         correct in all respects, (b) have been prepared in accordance with generally accepted accounting principles consistently applied and (c) present fairly the financial condition of the Guarantor as of the respective dates thereof. No adverse change has occurred in the financial condition of the Guarantor since such dates.

         2.6 NO EXISTING DEFAULTS AND NO LITIGATION. The Guarantor is not in default under any agreement, the effect of which could adversely affect the performance of its obligations under this Guaranty. There are no actions, suits or proceedings pending or, to the best of its knowledge, threatened against the Guarantor before any court or any other governmental authority of any kind that could adversely affect the performance of its obligations under this Guaranty.

         2.7 GUARANTY WILL CAUSE NO VIOLATIONS OF LAW OR OTHER DEFAULTS. Neither the execution and delivery of this Guaranty nor compliance with its terms will violate any presently existing law, regulation, order, writ, injunction or decree of any court or other governmental authority of any kind or result in any default by the Guarantor under any other document or agreement of any kind.

         2.8 NO MISSTATEMENTS OR OMISSIONS. This Guaranty does not contain any untrue statement of fact or omit to state any fact material to this Guaranty. The Guarantor has no knowledge of any fact concerning any Co-Borrower or its financial condition that has not been disclosed to the Lender and might adversely affect the Lender's determination to enter into the Loan.

         2.9 ERISA. The Guarantor is not an "employee benefit plan" (within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended from time to time ("ERISA")) to which ERISA applies, and the Guarantor's assets do not constitute assets of any such plan.

         2.10 SOLVENCY. The Guarantor (i) is solvent on the date hereof and will not become insolvent as a result of the obligations incurred under this Guaranty; (ii) is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which the property of the Guarantor is an unreasonably small capital; and (iii) has not intended to incur, does not intend to incur and does not believe that it is incurring obligations that would be beyond the Guarantor's ability to pay as such obligations mature.

3.       AGREEMENTS. The Guarantor agrees as follows:

         3.1 ANNUAL FINANCIAL REPORTS. The Guarantor shall deliver or cause to be delivered on behalf of the Guarantor all financial reports required by the Loan Documents.

         3.2 TRANSFERS, SALES, ETC. The Guarantor shall not sell, lease, transfer, convey or assign any of its assets, or permit any interest in Guarantor to be sold, leased, transferred, conveyed or assigned in contravention of the provisions of the Loan

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         Documents. The foregoing sentence shall neither expand nor diminish the scope of any transfer of assets that is permitted or constrained by the Loan Documents.

         3.3 RESCINDED, AVOIDED OR RETURNED PAYMENTS. If at any time any part of any payment previously applied by the Lender to any of the Liabilities is rescinded, avoided or returned by the Lender for any reason, including the insolvency, bankruptcy or reorganization of the Guarantor or any other party, such Liabilities shall be deemed to have continued in existence to the extent that such payment is rescinded, avoided or returned, and this Guaranty shall be reinstated as to such Liabilities as though such prior application by the Lender had not been made.

         3.4 CERTAIN PERMITTED ACTIONS OF THE LENDER. The Lender may from time to time, in its sole discretion and without notice to the Guarantor, take any of the following actions without in any way affecting the obligations of the Guarantor: (a) obtain a security interest in any property to secure any of the Liabilities or any obligation hereunder; (b) obtain the primary or secondary obligation of any additional obligor or obligors with respect to any of the Liabilities; (c) extend, modify, subordinate, exchange or release any of the Liabilities; (d) modify, subordinate, exchange or release its security interest in any part of any property securing any of the Liabilities or any obligation hereunder, or extend, modify, subordinate, exchange or release any obligations of any obligor with respect to any such property; (e) alter the manner or place of payment of the Liabilities; (f) enforce this Guaranty against the Guarantor for payment of any of the Liabilities, whether or not the Lender shall have
         (A) proceeded against any other person or entity primarily or secondarily obligated with respect to any of the Liabilities or (B) resorted to or exhausted any other remedy or any other security or collateral; and (g) foreclose on, take possession of or sell any of the collateral or security for the Liabilities or enforce any other rights under the Loan Documents.

         3.5 LENDER'S OPTION TO RELEASE ANY GUARANTOR. The Lender may from time to time in its sole discretion release any other guarantors or obligors from any of their respective obligations under any other guaranty, or release such guarantors or obligors with respect to any other document evidencing or securing any of the Liabilities without notice to Guarantor or any other party and without in any way releasing or affecting the liability of the Guarantor.

         3.6 APPLICATION OF PAYMENTS. The Lender may apply any payment made on account of the Liabilities toward such of the Liabilities, and in such order, as the Lender may from time to time elect in its sole discretion, whether or not such Liabilities are guaranteed hereby, otherwise secured or due at the time of application.

         3.7 SUBORDINATION. The Guarantor hereby subordinates, and shall cause any Affiliate to subordinate, any claims or liens of the Guarantor or such Affiliate of any kind against the Co-Borrowers (including any right of the Guarantor to a return of any capital contributed to any Co-Borrower) to all of the Liabilities and to any other

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

         claims or liens of the Lender against any Co-Borrower or against any Co-Borrower's property, provided, however, that the foregoing shall not prevent Guarantor or an Affiliate from accepting payments from a Co-Borrower, and further provided that the foregoing shall not be interpreted to permit Lender to recover such payments made by a Co-Borrower to Guarantor or an Affiliate unless such payment renders such Co-Borrower unable to pay and perform its Obligations under the Loan Documents. Upon any notice by the Lender to the Guarantor of the occurrence of an event constituting a default under any of the Other Borrower Loan Documents (which default continues following the expiration of any applicable cure period), the Guarantor and its Affiliates shall enforce any of their claims or liens as trustee for the Lender and shall cause any receipts to be paid over to the Lender on account of the Liabilities without affecting in any manner the liability of the Guarantor under this Guaranty except to the extent of such payment.

         3.8 CERTAIN EVENTS NOT AFFECTING OBLIGATIONS OF GUARANTOR. The obligations of the Guarantor hereunder shall not be affected by any of the following: (a) the release or discharge of any other party in any creditors' rights proceeding, receivership, bankruptcy, reorganization, insolvency or other proceeding; (b) the rejection or disaffirmance in any such proceeding of any of the Liabilities; (c) the impairment or modification of any of the Liabilities, or of any remedy for the enforcement thereof, or of the estate of any other party in bankruptcy, resulting from any present or future federal or state bankruptcy law or any other law of any kind or from the decision or order of any court or other governmental authority; (d) any disability or defense of any other party; (e) the cessation of the liability of any other party for any cause whatsoever; (f) any sale, assignment, transfer or other conveyance (including any conveyance in lieu of foreclosure or any collateral sale pursuant to the Uniform Commercial Code) of any of the security for any of the Liabilities, regardless of the amount received by the Lender in connection therewith; or (g) any disability or defense of any kind now existing of the Guarantor with respect to any provision of this Guaranty.

         3.9 NO OBLIGATION OF LENDER REGARDING SECURITY INTEREST. The Lender shall have no obligation to obtain, perfect or retain a security interest in any property to secure any of the Liabilities or this Guaranty or to protect or insure any such property.

         3.10 FILING OF CERTAIN CLAIMS. The Guarantor shall promptly file in any bankruptcy or other proceeding in which the filing of claims is required by law all claims and proofs of such claims that the Guarantor may have against any Affiliate of the Guarantor that is in any way related to the Co-Borrowers (or any of them) or the. Loan or the Properties and will collaterally assign to the Lender or its nominee all rights of the Guarantor thereunder. If the Guarantor does not so file, the Guarantor hereby irrevocably authorizes the Lender or its nominee to do so, either (in the Lender's discretion) as attorney-in-fact for the Guarantor or in the name of the Lender or the Lender's nominee.. In all such cases, any party authorized to pay such claim shall pay to the Lender or its nominee the full amount thereof.

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

         3.11 ERISA. For so long as this Guaranty shall be continuing pursuant to Paragraph 5.1 hereof: (a) (i) Guarantor is not and will not be an "employee benefit plan" as defined in Section 3(3) of ERISA, which is subject to Title I of ERISA, or a "plan" as defined in Section 4975(e) (1) of the Code; and (ii) the assets of the Guarantor do not and will not constitute "plan assets" of one or more such plans for purposes of Title I of ERISA or Section 4975 of the Code; and (b) (i) Guarantor is not and will not be a "governmental plan" within the meaning of Section 3(32) of ERISA, and (ii) transactions by or with Guarantor are not and will not be subject to state statutes applicable to Guarantor regulating investments of and fiduciary obligations with respect to governmental plans.

4.       WAIVERS. The Guarantor hereby expressly waives:

         4.1 NOTICES. Notice of the acceptance by the Lender of this Guaranty, notice of the existence or creation of any of the Liabilities, presentment, demand, notice of dishonor, protest, notice of protest, notice of acceleration, notice of intent to accelerate, under this Guaranty and all other notices except any specifically required by this Guaranty;

         4.2 DISCLOSURES ABOUT CO-BORROWERS. Any obligation the Lender may have to disclose to the Guarantor any facts the Lender now or hereafter may know or have reasonably available to it regarding any Co-Borrower or any Co-Borrower's financial condition, whether or not the Lender has a reasonable opportunity to communicate such facts or has reason to believe that any such facts are unknown to the Guarantor or materially increase the risk to Guarantor beyond the risk the Guarantor intends to assume hereunder. The Guarantor shall be fully responsible for keeping informed of the financial condition of each Co-Borrower and of all other circumstances bearing on the risk of nonpayment or nonperformance of the Liabilities;

         4.3 DILIGENCE IN COLLECTION. All diligence in collection of any of the Liabilities, any obligation hereunder or any guaranty or other security for any of the foregoing;

         4.4 BENEFIT OF CERTAIN LAWS. The benefit of all appraisement, valuation, marshalling, forbearance, stay, extension, redemption, homestead, exemption and moratorium laws now or hereafter in effect;

         4.5 CERTAIN DEFENSES. Any defense based on the incapacity, lack of authority, death or disability of any other person or entity or the failure of the Lender to file or enforce a claim against the estate of any other person or entity in any administrative, bankruptcy or other proceeding;

         4.6 ELECTION OF REMEDIES DEFENSE. Any defense based on an election of remedies by the Lender, whether or not such election may affect in any way the recourse, subrogation or other rights of the Guarantor against any other entity or any other person in connection with the Liabilities;

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

         4.7 DEFENSES RELATING TO COLLATERAL SALE. Any defense based on the failure of the Lender to (a) provide notice to the Guarantor of a sale or other disposition (including any collateral sale pursuant to the Uniform Commercial Code) of any of the security for any of the Liabilities or (b) conduct such a sale or disposition in a commercially reasonable manner;

         4.8 DEFENSES RELATING TO LOAN ADMINISTRATION. Any defense based on the negligence of the Lender in administering the Loan or taking, or failing to take, any action in connection therewith; and

         4.9 RIGHTS OF SUBROGATION, CONTRIBUTION, ETC. Any rights arising because of the Guarantor's payment of any of the Liabilities (a) against any Co-Borrower by way of subrogation of the rights of the Lender or otherwise,(b) against any other entity or any other party obligated to pay any of the Liabilities by way of contribution, reimbursement or otherwise are waived for the duration of any applicable preference period.

5.       MISCELLANEOUS.

         5.1 CONTINUING GUARANTY. This Guaranty shall in all respects be a continuing, unconditional guaranty, remaining in full force and effect until all of the following have occurred: (a) all of the Liabilities have been satisfied in full, (b) all of the Guarantor's obligations hereunder have been satisfied in full, and (c) the Loan has been repaid in full. No notice of discontinuance or revocation shall affect any of the obligations of the Guarantor hereunder or any other obligor under any of the Liabilities. The Lender shall not be obligated to accept at any time any deed in lieu of foreclosure, and all obligations of the Guarantor hereunder shall survive any foreclosure, reinstatement, period of redemption or any deed in lieu of foreclosure that the Lender may accept, to the extent any of the Liabilities remain unsatisfied or otherwise survive.

         5.2 SUCCESSORS AND ASSIGNS. All obligations of the Guarantor hereunder shall be binding upon the heirs, legal representatives, successors and assigns of the Guarantor.

         5.3 ASSIGNMENT BY THE LENDER. The Lender may from time to time, without notice to the Guarantor, assign or transfer any interest in any of the Liabilities by loan participation or otherwise, and notwithstanding such assignment or transfer, such Liabilities shall remain Liabilities for purposes of this Guaranty. Each immediate and successive assignee or transferee of any interest in any of the Liabilities and this Guaranty shall, to the extent of such interest, be entitled to the benefits of this Guaranty to the same extent as if such assignee or transferee were the Lender. The Lender may deliver to any such assignee or transferee any financial statements delivered by the Guarantor in connection with this Guaranty.

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

         5.4 LEGAL TENDER OF UNITED STATES. All payments hereunder shall be made in coin or currency that at the time of payment is legal tender in the United States of America for public and private debts.

         5.5      TIME OF ESSENCE. Time is of the essence of this Guaranty.

         5.6 DEFINITIONS; CAPTIONS; GENDER. Any capitalized term not otherwise defined in this Guaranty shall have the same meaning herein as it has in Exhibit C to each of the Mortgages (identified on Exhibit B hereto) securing the Loan. With respect to any reference in this Guaranty to any defined term: (a) if such defined term refers to a person, or a trust, corporation, partnership or other entity, then it shall also mean all heirs, personal representatives, successors and assigns of such person or entity; and (b) if such defined term refers to a document, instrument or agreement, then it shall also include any replacement, extension or other modification thereof. Captions contained in this Guaranty in no way define, limit or extend the scope or intent of their respective provisions. Use of the masculine, feminine or neuter gender and of singular and plural shall not be given the effect of any exclusion or limitation herein.

         5.7 INCLUDING MEANS "WITHOUT LIMITATION." The use in this Guaranty of the term "including", and related terms such as "include," shall in all cases mean "without limitation."

         5.8 NOTICES. Any notice or demand provided for in this instrument shall be in writing, addressed as provided below, and shall be delivered personally, sent by certified mail, return receipt requested, or sent by reputable, national overnight delivery service, charges prepaid. Notice is deemed given on the earlier of (i) actual receipt or
         (ii) three days after mailing, if mailed, or one day after delivery to the overnight service, if a service is used. All notices and demands must include reference to the application numbers and the mortgage numbers referred to in this instrument.

         If to Guarantor:   6442 City West Parkway
                            Eden Prairie, Minnesota 55344
                            Attn: Bahram Akradi

                            LIFE TIME FITNESS, Inc. Portfolio
                            TIAA Appl.# VR-34 Mortgage #0005004-5008

         with a copy to:    6442 City West Parkway
                            Eden Prairie, Minnesota 55344
                            Attn: Vice President of Finance and General Counsel

                            LIFE TIME FITNESS, Inc. Portfolio
                            TIAA Appl. #VR-34 Mortgage #0005004-5008

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

         If to Lender:      Teachers Insurance and Annuity Association
                            730 Third Avenue
                            New York, New York 10017
                            Attn:   Managing Director
                                    Mortgage and Real Estate Division
                            Region: West/Midwest

                            LIFE TIME FITNESS, Inc. Portfolio
                            TIAA Appl.# VR-34 Mortgage #0005004-5008

         with a copy to:    Teachers Insurance and Annuity Association
                            730 Third Avenue
                            New York, New York 10017
                            Attn:   Vice President and Chief Counsel
                                    In charge of Mortgage and Real Estate Law

                            LIFE TIME FITNESS, Inc. Portfolio
                            TIAA Appl.# VR-34 Mortgage #0005004-5008

         5.9 ENTIRE AGREEMENT. This Guaranty constitutes the entire agreement of the Guarantor for the benefit of the Lender and supersedes any prior agreements with respect to the subject matter hereof.

         5.10 NO MODIFICATION WITHOUT WRITING. This Guaranty may not be terminated or modified in any way, nor can any right of the Lender or any obligation of the Guarantor be waived or modified, except by a writing signed by the Lender and the Guarantor.

         5.11 INDEPENDENT OBLIGATIONS. The obligations of the Guarantor hereunder are independent of the obligations of any other person or entity. In the event of any default hereunder, the Lender may institute a separate action against the Guarantor with or without joining or instituting a separate action against any other person or entity or other obligor.

         5.12 SEVERABILITY. Each provision of this Guaranty shall be interpreted so as to be effective and valid under applicable law, but if any provision of this Guaranty shall in any respect be ineffective or invalid under such law, such ineffectiveness or invalidity shall not affect the remainder of such provision or the remaining provisions of this Guaranty.

         5.13 CUMULATIVE. The obligations of the Guarantor hereunder are in addition to any other obligations it may now or hereafter have to the Lender and shall not be affected in any way by the delivery to the Lender by the Guarantor or any other guarantor of any other guaranty or any combination thereof All rights and remedies of the Lender and all obligations of the Guarantor under this Guaranty are cumulative. In addition,

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

         the Lender shall have all rights and remedies available to it at law or in equity for the enforcement of this Guaranty.

         5.14 EFFECT OF LENDER'S DELAY OR ACTION. No delay by the Lender in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by the Lender of any right or remedy shall preclude any other exercise thereof or the exercise of any other right or remedy. No action of the Lender permitted hereunder shall in any way impair or otherwise affect any right of the Lender or obligation of the Guarantor under this Guaranty. The Lender shall not be liable in any way for any decrease in the value or marketability of any property securing any of the Liabilities that may result from any action or omission of the Lender in enforcing any part of this Guaranty, any Other Note or any other of the Other Borrower Loan Documents.

         5.15 GOVERNING LAW. This Guaranty shall be governed by, and construed in accordance with, the internal laws of the State of New York without regard to conflict of law principles.

         5.16 ENTIRE AGREEMENT. This Guaranty, together with the Notes and other Loan Documents, represents the entire final agreement between the parties with respect to the transactions contemplated herein and cannot be modified, supplemented, amended, rescinded or contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties, except by an instrument in writing signed by the parties hereto. There are no unwritten oral agreements between the parties hereto.

         5.17 WAIVER OF JURY TRIAL. THE GUARANTOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHTS THAT THE GUARANTOR MAY HAVE TO A TRIAL BY JURY IN ANY LITIGATION ARISING IN ANY WAY IN CONNECTION WITH THIS GUARANTY, THE NOTES, THE MORTGAGES OR ANY OF THE OTHER LOAN DOCUMENTS EXECUTED BY THE GUARANTOR OR IN CONNECTION WITH ANY OTHER STATEMENTS OR ACTIONS OF THE LENDER OR THE GUARANTOR.

         5.18 CONSENT TO JURISDICTION. The Guarantor hereby irrevocably (i) agrees that any legal or equitable action, suit or proceeding against it arising out of or relating to this Guaranty or any transaction contemplated hereby or thereby or relating to the subject matter of any of the foregoing may be instituted in any state court of competent jurisdiction in the State of New York or federal court in the Southern District of New York or any state or federal court in the state in which any property described in the mortgages is located, (ii) waives any objection that it may now or hereafter have to the venue of any such action, suit or proceeding, including, without limitation, inconvenient forum, and (iii) submits itself to the jurisdiction of any state court of competent jurisdiction in the state of New York or federal court in the southern

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

         district of New York or any state or federal court in the state in which any property described in the mortgages is located. The Guarantor also agrees that, to the extent permitted by applicable law, any legal or equitable action, suit or proceeding initiated by it arising out of or relating to this guaranty, the notes, the mortgages or any other collective loan instrument or any transaction contemplated hereby or thereby or the subject matter of any of the foregoing shall be instituted by it in a state court of competent jurisdiction in the state of New York or federal court in the Southern District of New York.

         5.19 JOINT AND SEVERAL OBLIGATIONS. The Guarantor acknowledges and agrees that the obligations of the Guarantor hereunder are joint and several with the obligations of Life Time Fitness, Inc. (the "OTHER ENTITY") under that certain Guaranty of even date herewith made by the Other Entity, and that the obligations of the Guarantor hereunder will not be limited by the failure of the Other Entity to make any payment or perform any obligation under the Guaranty executed by such Other Entity.

         IN WITNESS WHEREOF, the undersigned has executed this Guaranty as of this ____ day of JUNE, 2001.

                                  [BORROWER],
                                  a Delaware limited liability company

                                  By:  LTF REAL ESTATE HOLDINGS, LLC,
                                       its sole member

                                       By:  LIFE TIME FITNESS, Inc., its sole
                                       member

                                       By:_________________________________
                                       Name: Shaun Nugent
                                       Title: Chief Financial Officer

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